The Dow(sm) Target 5 Portfolio, October 2000 Series
          The Dow(sm) Target 10 Portfolio, October 2000 Series
             Global Target 15 Portfolio, October 2000 Series
            The S&P Target 10 Portfolio, October 2000 Series
           The Nasdaq Target 15 Portfolio, October 2000 Series
  Value Line(registered trademark)Target Portfolio, October 2000 Series
              The Dow(sm) Dividend And Repurchase Target 5
                     Portfolio, October 2000 Series
              The Dow(sm) Dividend And Repurchase Target 10
                     Portfolio, October 2000 Series

                                 FT 454

FT 454 is a series of a unit investment trust, the FT Series. FT 454 consists of eight separate portfolios listed above (each, a "Trust," and collectively, the "Trusts"). Each Trust invests in a diversified portfolio of common stocks ("Securities") selected by applying a specialized strategy. The objective of each Trust is to provide above-average total return.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   First Trust (registered trademark)

                             1-800-621-9533


            The date of this prospectus is September 29, 2000
                           As amended October 2, 2000

                  Table of Contents

Summary of Essential Information                           3
Fee Table                                                  6
Report of Independent Auditors                             8
Statements of Net Assets                                   9
Schedules of Investments                                  12
The FT Series                                             20
Portfolios                                                21
Risk Factors                                              23
Hypothetical Performance Information                      26
Public Offering                                           28
Distribution of Units                                     30
The Sponsor's Profits                                     31
The Secondary Market                                      31
How We Purchase Units                                     31
Expenses and Charges                                      31
Tax Status                                                32
Retirement Plans                                          35
Rights of Unit Holders                                    35
Income and Capital Distributions                          36
Redeeming Your Units                                      36
Investing in a New Trust                                  37
Removing Securities from a Trust                          38
Amending or Terminating the Indenture                     39
Information on the Sponsor, Trustee and Evaluator         39
Other Information                                         40

                      Summary of Essential Information

                                 FT 454


                    At the Opening of Business on the
               Initial Date of Deposit-September 29, 2000


                   Sponsor:   Nike Securities L.P.
                   Trustee:   The Chase Manhattan Bank
                 Evaluator:   First Trust Advisors L.P.

                                                                  The Dow(sm)         The Dow(sm)         Global
                                                                  Target 5 Portfolio  Target 10 Portfolio Target 15 Portfolio
                                                                  October             October             October
                                                                  2000 Series         2000 Series         2000 Series
                                                                  ____________        ____________        ___________

Initial Number of Units (1)                                           15,003              15,002              15,038
Fractional Undivided Interest in the Trust per Unit (1)             1/15,003            1/15,002            1/15,038
Public Offering Price:
   Aggregate Offering Price Evaluation of Securities per Unit (2) $    9.900           $   9.900          $    9.900
   Maximum Sales Charge of 2.65% of the Public Offering
     Price per Unit (2.677% of the net amount invested,
     exclusive of the deferred sales charge) (3)                  $     .265           $    .265          $     .265
   Less Deferred Sales Charge per Unit                            $    (.165)          $   (.165)         $    (.165)
Public Offering Price per Unit (4)                                $   10.000           $  10.000          $   10.000
Sponsor's Initial Repurchase Price per Unit (5)                   $    9.735           $   9.735          $    9.735
Redemption Price per Unit (based on aggregate underlying value
    of Securities less the deferred sales charge) (5)             $    9.735           $   9.735          $    9.735
Estimated Net Annual Distribution per Unit (6)                    $    .3390           $   .2970          $    .4729
Cash CUSIP Number                                                 30265T 582          30265T 624          30265T 665
Reinvestment CUSIP Number                                         30265T 590          30265T 632          30265T 673
Fee Accounts Cash CUSIP Number                                    30265T 608          30265T 640          30265T 681
Fee Accounts Reinvestment CUSIP Number                            30265T 616          30265T 657          30265T 699
Security Code                                                          59651               59655               59659

First Settlement Date                                 October 4, 2000
Mandatory Termination Date (7)                        October 31, 2001
Rollover Notification Date                            October 1, 2001
Special Redemption and Liquidation Period             October 15, 2001 to October 31, 2001
Income Distribution Record Date                       Fifteenth day of June and December, commencing December 15, 2000.
Income Distribution Date (6)                          Last day of June and December, commencing December 31, 2000.

______________

See "Notes to Summary of Essential Information" on page 5.

                          Summary of Essential Information

                                 FT 454


                    At the Opening of Business on the
               Initial Date of Deposit-September 29, 2000


                   Sponsor:   Nike Securities L.P.
                   Trustee:   The Chase Manhattan Bank
                 Evaluator:   First Trust Advisors L.P.

                                                                                                          Value
                                                                                                          Line(registered
                                                                  The S&P             The Nasdaq          trademark)
                                                                  Target 10 Portfolio Target 15 Portfolio Target Portfolio
                                                                  October             October             October
                                                                  2000 Series         2000 Series         2000 Series
                                                                  __________          __________          __________
Initial Number of Units (1)                                           14,996              15,005              15,041
Fractional Undivided Interest in the Trust per Unit (1)             1/14,996            1/15,005            1/15,041
Public Offering Price:
   Aggregate Offering Price Evaluation of Securities per Unit (2) $    9.900          $    9.900          $    9.900
   Maximum Sales Charge of 2.65% of the Public Offering
     Price per Unit (2.677% of the net amount invested,
     exclusive of the deferred sales charge) (3)                  $     .265          $     .265          $     .265
   Less Deferred Sales Charge per Unit                            $    (.165)         $    (.165)         $    (.165)
Public Offering Price per Unit (4)                                $   10.000          $   10.000          $   10.000
Sponsor's Initial Repurchase Price per Unit (5)                   $    9.735          $    9.735          $    9.735
Redemption Price per Unit (based on aggregate underlying value
   of Securities less the deferred sales charge) (5)              $    9.735          $    9.735          $    9.735
Estimated Net Annual Distribution per Unit (6)                    $     N.A.          $     N.A.          $     N.A.
Cash CUSIP Number                                                 30265T 707          30265T 749          30265T 780
Reinvestment CUSIP Number                                         30265T 715          30265T 756          30265T 798
Fee Accounts Cash CUSIP Number                                    30265T 723          30265T 764          30265T 806
Fee Accounts Reinvestment CUSIP Number                            30265T 731          30265T 772          30265T 814
Security Code                                                          59663               59667               59671

First Settlement Date                                October 4, 2000
Mandatory Termination Date (7)                       October 31, 2001
Rollover Notification Date                           October 1, 2001
Special Redemption and Liquidation Period            October 15, 2001 to October 31, 2001
Income Distribution Record Date                      Fifteenth day of June and December, commencing December 15, 2000.
Income Distribution Date (6)                         Last day of June and December, commencing December 31, 2000.

______________

See "Notes to Summary of Essential Information" on page 5.

                     Summary of Essential Information

                                 FT 454


                     At the Opening of Business on the
                 Initial Date of Deposit-September 29, 2000


                   Sponsor:   Nike Securities L.P.
                   Trustee:   The Chase Manhattan Bank
                 Evaluator:   First Trust Advisors L.P.

                                                                                 The Dow(sm)            The Dow(sm)
                                                                                 DART 5 Portfolio       DART 10 Portfolio
                                                                                 October                October
                                                                                 2000 Series            2000 Series
                                                                                 __________             __________
Initial Number of Units (1)                                                          15,001                 15,001
Fractional Undivided Interest in the Trust per Unit (1)                            1/15,001               1/15,001
Public Offering Price:
   Aggregate Offering Price Evaluation of Securities per Unit (2)                $    9.900             $    9.900
   Maximum Sales Charge of 2.65% of the Public Offering
     Price per Unit (2.677% of the net amount invested,
     exclusive of the deferred sales charge) (3)                                 $     .265             $     .265
   Less Deferred Sales Charge per Unit                                           $    (.165)            $    (.165)
Public Offering Price per Unit (4)                                               $   10.000             $   10.000
Sponsor's Initial Repurchase Price per Unit (5)                                  $    9.735             $    9.735
Redemption Price per Unit (based on aggregate underlying value of
   Securities less the deferred sales charge) (5)                                $    9.735             $    9.735
Estimated Net Annual Distribution per Unit (6)                                   $    .2514             $    .2336
Cash CUSIP Number                                                                30265T 822             30265U 100
Reinvestment CUSIP Number                                                        30265T 830             30265U 118
Fee Accounts Cash CUSIP Number                                                   30265T 848             30265U 126
Fee Accounts Reinvestment CUSIP Number                                           30265T 855             30265U 134
Security Code                                                                         59691                  59675

First Settlement Date                                October 4, 2000
Mandatory Termination Date (7)                       October 31, 2001
Rollover Notification Date                           October 1, 2001
Special Redemption and Liquidation Period            October 15, 2001 to October 31, 2001
Income Distribution Record Date                      Fifteenth day of June and December, commencing December 15, 2000.
Income Distribution Date (6)                         Last day of June and December, commencing December 31, 2000.

_____________

               NOTES TO SUMMARY OF ESSENTIAL INFORMATION

(1) As of the close of business on October 2, 2000, we may adjust the number of Units of a Trust so that the Public Offering Price per Unit will equal approximately $10.00. If we make such an adjustment, the fractional undivided interest per Unit will vary from the amounts indicated above.

(2) Each listed Security is valued at its last closing sale price on the relevant stock exchange on the business day prior to the Initial Date of Deposit. If a Security is not listed, or if no closing sale price exists, it is valued at its closing ask price. The value of foreign Securities trading in non-U.S. currencies is determined by converting the value of such Securities to their U.S. dollar equivalent based on the offering side of the currency exchange rate for the currency in which a Security is generally denominated at the Evaluation Time on the business day prior to the Initial Date of Deposit. Evaluations for purposes of determining the purchase, sale or redemption price of Units are made as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day on which it is open (the "Evaluation Time").

(3) The maximum sales charge consists of an initial sales charge and a deferred sales charge. See "Fee Table" and "Public Offering."

(4) The Public Offering Price shown above reflects the value of the Securities on the business day prior to the Initial Date of Deposit. No investor will purchase Units at this price. The price you pay for your Units will be based on their valuation at the Evaluation Time on the date you purchase your Units. On the Initial Date of Deposit the Public Offering Price per Unit will not include any accumulated dividends on the Securities. After this date, a pro rata share of any accumulated dividends on the Securities will be included.

(5) During the initial offering period the Sponsor's Initial Repurchase Price per Unit and Redemption Price per Unit will include the estimated organization costs per Unit set forth under "Fee Table." After the initial offering period, the Sponsor's Initial Repurchase Price per Unit and Redemption Price per Unit will not include such estimated organization costs. See "Redeeming Your Units."

(6) The actual net annual distribution per Unit you receive will vary from that set forth above with changes in a Trust's fees and expenses, dividends received, currency exchange rates, foreign withholding and with the sale of Securities. See "Fee Table" and "Expenses and Charges." Dividend yield was not a selection criteria for The S&P Target 10 Portfolio, The Nasdaq Target 15 Portfolio or the Value Line(registered trademark) Target Portfolio. At the Rollover Notification Date for Rollover Unit holders or upon termination of a Trust for Remaining Unit holders, amounts in the Income Account (which consist of dividends on the Securities) will be included in amounts distributed to Unit holders. We will distribute money from the Capital Account monthly on the last day of each month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 Units. In any case, we will distribute any funds in the Capital Account as part of the final liquidation distribution.

(7) See "Amending or Terminating the Indenture."

                               Fee Table

This Fee Table describes the fees and expenses that you may, directly or indirectly, pay if you buy and hold Units of a Trust. See "Public
Offering" and "Expenses and Charges." Although the Trusts have a term of approximately 13 months and are unit investment trusts rather than mutual funds, this information allows you to compare fees.

                                                         THE DOW (SM)             THE DOW (SM)              GLOBAL TARGET 15
                                                         TARGET 5 PORTFOLIO       TARGET 10 PORTFOLIO       PORTFOLIO
                                                         OCTOBER 2000 SERIES      OCTOBER 2000 SERIES       OCTOBER 2000 SERIES
                                                         _____________________    _____________________     _____________________
                                                                     Amount                     Amount                  Amount
                                                                     per Unit                   per Unit                per Unit
                                                                     ________                   ________                ________
UNIT HOLDER TRANSACTION EXPENSES
(as a percentage of public offering price)
Maximum sales charge                                     2.65%       $ .265       2.65%         $ .265      2.65%       $ .265
                                                         ======      ======       ======        ======      ======      ======
   Initial sales charge (paid at time of purchase)       1.00%(a)    $ .100       1.00%(a)      $ .100      1.00%(a)    $ .100
   Deferred sales charge
      (paid in installments or at redemption)            1.65%(b)      .165       1.65%(b)        .165      1.65%(b)      .165

ORGANIZATION COSTS
(as a percentage of public offering price)
   Estimated organization costs                          .135%(c)    $.0135       .135%(c)      $.0135      .205%(c)    $.0205
                                                         ======      ======       ======        ======      ======      ======

ESTIMATED ANNUAL TRUST OPERATING EXPENSES(d)
as a percentage of average net assets)
   Portfolio supervision, bookkeeping, administrative
      and evaluation fees                                .050%       $.0050       .050%         $.0050      .060%       $.0060
   Creation and development fee                          .350%(e)     .0349       .350%(e)       .0349      .350%(e)     .0349
   Trustee's fee and other operating expenses            .094%(f)     .0094       .094%(f)       .0094      .171%(f)     .0171
                                                         ______      ______       ______        ______      ______      ______
      Total                                              .494%       $.0493       .494%         $.0493      .581%       $.0580
                                                         ======      ======       ======        ======      ======      ======

                                                                                                            VALUE LINE
                                                         THE S&P TARGET           THE NASDAQ                (registered trademark)
                                                         10 PORTFOLIO             TARGET 15 PORTFOLIO       TARGET PORTFOLIO
                                                         OCTOBER 2000 SERIES      OCTOBER 2000 SERIES       OCTOBER 2000 SERIES
                                                         _____________________    _____________________     ______________________
                                                                     Amount                     Amount                  Amount
                                                                     per Unit                   per Unit                per Unit
                                                                     ________                   ________                ________
UNIT HOLDER TRANSACTION EXPENSES
as a percentage of public offering price)
Maximum sales charge                                     2.65%       $ .265       2.65%        $ .265       2.65%       $ .265
                                                         ======      ======       ======       ======       ======      ======
   Initial sales charge (paid at time of purchase)       1.00%(a)    $ .100       1.00%(a)     $ .100       1.00%(a)    $ .100
   Deferred sales charge
      (paid in installments or at redemption)            1.65%(b)      .165       1.65%(b)       .165       1.65%(b)      .165

ORGANIZATION COSTS
(as a percentage of public offering price)
   Estimated organization costs                          .165%(c)    $.0165       .155%(c)     $.0155       .190%(d)    $.0190
                                                         ======      ======       ======       ======       ======      ======

ESTIMATED ANNUAL TRUST OPERATING EXPENSES(d)
(as a percentage of average net assets)
   Portfolio supervision, bookkeeping, administrative
      and evaluation fees                                .060%       $.0060       .060%        $.0060       .060%       $.0060
   Creation and development fee                          .350%(e)     .0349       .350%(e)      .0349       .350%(e)     .0349
   Trustee's fee and other operating expenses            .128%(f)     .0128       .117%(f)      .0117       .180%(f)     .0180
                                                         ______      ______       ______       ______       ______      ______
      Total                                              .538%       $.0537       .527%        $.0526       .590%       $.0589
                                                         ======      ======       ======       ======       ======      ======

                                                         THE DOW(sm)              THE DOW(sm)
                                                         DART 5 PORTFOLIO         DART 10 PORTFOLIO
                                                         OCTOBER 2000 SERIES      OCTOBER 2000 SERIES
                                                         _____________________    _____________________
                                                                     Amount                    Amount
                                                                     per Unit                  per Unit
                                                                     ________                  ________
UNIT HOLDER TRANSACTION EXPENSES
(as a percentage of public offering price)
Maximum sales charge                                     2.65%       $ .265       2.65%        $ .265
                                                         ======      ======       ======       ======
   Initial sales charge (paid at time of purchase)       1.00%(a)    $ .100       1.00%(a)     $ .100
   Deferred sales charge
      (paid in installments or at redemption)            1.65%(b)      .165       1.65%(b)       .165

ORGANIZATION COSTS
(as a percentage of public offering price)
   Estimated organization costs                          .180%(c)    $.0180       .180%(c)     $.0180
                                                         ======      ======       ======       ======

ESTIMATED ANNUAL TRUST OPERATING EXPENSES(d)
(as a percentage of average net assets)
   Portfolio supervision, bookkeeping, administrative
      and evaluation fees                                .060%       $.0060       .060%        $.0060
   Creation and development fee                          .350%(e)     .0349       .350%(e)      .0349
   Trustee's fee and other operating expenses            .098%(f)     .0098       .098%(f)      .0098
                                                         ______      ______       ______       ______
      Total                                              .508%       $.0507       .508%        $.0507
                                                         ======      ======       ======       ======


                                 Example

This example is intended to help you compare the cost of investing in a Trust with the cost of investing in other investment products. The example assumes that you invest $10,000 in a Trust for the periods shown and then sell your Units at the end of those periods. The example also assumes a 5% return on your investment each year and that a Trust's operating expenses stay the same. Although your actual costs may vary, based on these assumptions your costs would be:

                                                          1 Year     3 Years    5 Years    10 Years
                                                          ______     _______    _______    ________
The Dow(sm) Target 5 Portfolio, October 2000 Series       $328       $798       $1,294     $2,656
The Dow(sm) Target 10 Portfolio, October 2000 Series       328        798        1,294      2,656
Global Target 15 Portfolio, October 2000 Series            344        845        1,372      2,813
The S&P Target 10 Portfolio, October 2000 Series           335        820        1,331      2,730
The Nasdaq Target 15 Portfolio, October 2000 Series        333        814        1,320      2,709
Value Line(registered trademark)Target Portfolio,          343        843        1,369      2,807
October 2000 Series
The Dow(sm) DART 5 Portfolio, October 2000 Series          334        815        1,323      2,715
The Dow(sm) DART 10 Portfolio, October 2000 Series         334        815        1,323      2,715

The example assumes that the principal amount and distributions are rolled annually into a New Trust, and you pay only the deferred sales charge.

_____________

(a) The initial sales charge is equal to the difference between the maximum sales charge (2.65% of the Public Offering Price) and any remaining deferred sales charge.

(b) The deferred sales charge is a fixed dollar amount equal to $.165 per Unit which, as a percentage of the Public Offering Price, will vary over time. The deferred sales charge will be deducted in ten monthly installments commencing November 20, 2000.

(c) Estimated organization costs will be deducted from the assets of a Trust at the end of the initial offering period.

(d) With the exception of the creation and development fee, each of the fees listed herein is assessed on a fixed dollar amount per Unit basis which, as a percentage of average net assets, will vary over time.

(e) The creation and development fee compensates the Sponsor for creating and developing the Trusts. During the life of each Trust, this fee is accrued daily based on such Trust's net asset value at the annual rate of .35%. The Trusts pay the amount of any accrued creation and development fee to the Sponsor monthly from each Trust's assets. In connection with the creation and development fee, in no event will the Sponsor collect over the life of a Trust more than 1.00% of a Unit holder's initial investment.

(f) Other operating expenses for certain Trusts include estimated per Unit costs associated with a license fee as described in "Expenses and Charges," but do not include brokerage costs and other portfolio transaction fees for any of the Trusts. In certain circumstances the Trusts may incur additional expenses not set forth above. See "Expenses and Charges."

                         Report of Independent Auditors

The Sponsor, Nike Securities L.P., and Unit Holders
FT 454


We have audited the accompanying statements of net assets, including the schedules of investments, of FT 454, comprised of The Dow (sm) Target 5 Portfolio, October 2000 Series; The Dow (sm) Target 10 Portfolio, October 2000 Series; Global Target 15 Portfolio, October 2000 Series; The S&P Target 10 Portfolio, October 2000 Series; The Nasdaq Target 15 Portfolio, October 2000 Series; Value Line(registered trademark) Target Portfolio, October 2000 Series; The Dow (sm) Dividend And Repurchase Target 5 Portfolio, October 2000 Series; and The Dow (sm) Dividend And Repurchase Target 10 Portfolio, October 2000 Series as of the opening of business on September 29, 2000. These statements of net assets are the responsibility of the Trusts' Sponsor. Our responsibility is to express an opinion on these statements of net assets based on our audit.



We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of net assets. Our procedures included confirmation of the letter of credit allocated among the Trusts on September 29, 2000. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall presentation of the statements of net assets. We believe that our audit of the statements of net assets provides a reasonable basis for our opinion.



In our opinion, the statements of net assets referred to above present fairly, in all material respects, the financial position of FT 454, comprised of The Dow (sm) Target 5 Portfolio, October 2000 Series; The Dow (sm) Target 10 Portfolio, October 2000 Series; Global Target 15 Portfolio, October 2000 Series; The S&P Target 10 Portfolio, October 2000 Series; The Nasdaq Target 15 Portfolio, October 2000 Series; Value Line(registered trademark) Target Portfolio, October 2000 Series; The Dow (sm) Dividend And Repurchase Target 5 Portfolio, October 2000 Series; and The Dow (sm) Dividend And Repurchase Target 10 Portfolio, October 2000 Series, at the opening of business on September 29, 2000 in conformity with accounting principles generally accepted in the United States.



                                        ERNST & YOUNG LLP


Chicago, Illinois
September 29, 2000

                        Statements of Net Assets

                                 FT 454


                    At the Opening of Business on the
               Initial Date of Deposit-September 29, 2000


                                                                 The Dow(sm)         The Dow(sm)         Global
                                                                 Target 5 Portfolio  Target 10 Portfolio Target 15 Portfolio
                                                                 October             October             October
                                                                 2000 Series         2000 Series         2000 Series
                                                                 _____________       ____________        _____________
NET ASSETS
Investment in Securities represented
   by purchase contracts (1) (2)                                 $148,531            $148,526            $148,874
Less liability for reimbursement to Sponsor
   for organization costs (3)                                        (203)               (203)               (308)
Less liability for deferred sales charge (4)                       (2,475)             (2,475)             (2,481)
                                                                 _________           _________           ________
Net assets                                                       $145,853            $145,848            $146,085
                                                                 =========           =========           =========
Units outstanding                                                  15,003              15,002              15,038

ANALYSIS OF NET ASSETS
Cost to investors (5)                                            $150,032            $150,027            $150,378
Less maximum sales charge (5)                                      (3,976)             (3,976)             (3,985)
Less estimated reimbursement to Sponsor
   for organization costs (3)                                        (203)               (203)               (308)
                                                                 _________           _________           ________
Net assets                                                       $ 145,853           $145,848            $146,085
                                                                 =========           =========           =========

__________

See "Notes to Statements of Net Assets" on page 11.

                          Statements of Net Assets

                                 FT 454


                    At the Opening of Business on the
               Initial Date of Deposit-September 29, 2000


                                                                                                         Value Line
                                                                                                         (registered
                                                                   The S&P            The Nasdaq         trademark)
                                                                   Target 10          Target 15          Target
                                                                   Portfolio          Portfolio          Portfolio
                                                                   October            October            October
                                                                   2000 Series        2000 Series        2000 Series
                                                                   ____________       ______________     ____________
NET ASSETS
Investment in Securities represented
   by purchase contracts (1) (2)                                   $148,459           $148,553           $148,910
Less liability for reimbursement to Sponsor
   for organization costs (3)                                          (247)              (233)              (286)
Less liability for deferred sales charge (4)                         (2,474)            (2,476)            (2,482)
                                                                   _________          _________          ________
Net assets                                                         $145,738           $145,844           $146,142
                                                                   =========          =========          =========
Units outstanding                                                    14,996             15,005             15,041

ANALYSIS OF NET ASSETS
Cost to investors (5)                                              $149,959           $150,053           $150,414
Less maximum sales charge (5)                                        (3,974)            (3,976)            (3,986)
Less estimated reimbursement to Sponsor
   for organization costs (3)                                          (247)              (233)              (286)
                                                                   _________          _________          ________
Net assets                                                         $145,738           $145,844           $146,142
                                                                   =========          =========          =========

__________

See "Notes to Statements of Net Assets" on page 11.

                         Statements of Net Assets

                                 FT 454


                    At the Opening of Business on the
               Initial Date of Deposit-September 29, 2000


                                                                             The Dow(sm)             The Dow(sm)
                                                                             DART 5 Portfolio        DART 10 Portfolio
                                                                             October                 October
                                                                             2000 Series             2000 Series
                                                                             ____________            _________________
NET ASSETS
Investment in Securities represented
   by purchase contracts (1) (2)                                             $148,512                $148,515
Less liability for reimbursement to Sponsor
   for organization costs (3)                                                    (270)                   (270)
Less liability for deferred sales charge (4)                                   (2,475)                 (2,475)
                                                                             ________                ________
Net assets                                                                   $145,767                $145,770
                                                                             ========                ========
Units outstanding                                                              15,001                  15,001

ANALYSIS OF NET ASSETS
Cost to investors (5)                                                        $150,012                $150,015
Less maximum sales charge (5)                                                  (3,975)                 (3,975)
Less estimated reimbursement to Sponsor
   for organization costs (3)                                                    (270)                   (270)
                                                                             ________                ________
Net assets                                                                   $145,767                $145,770
                                                                             ========                ========

______________

                    NOTES TO STATEMENTS OF NET ASSETS

(1) Aggregate cost of the Securities listed under "Schedule of Investments" for each Trust is based on their aggregate underlying value.

(2) An irrevocable letter of credit issued by The Chase Manhattan Bank, of which $1,600,000 will be allocated among each of the eight Trusts in FT 454, has been deposited with the Trustee as collateral, covering the monies necessary for the purchase of the Securities according to their purchase contracts.

(3) A portion of the Public Offering Price consists of an amount sufficient to reimburse the Sponsor for all or a portion of the costs of establishing the Trusts. These costs have been estimated at $.0135, $.0135, $.0205, $.0165, $.0155, $.0190, $.0180 and $.0180 per Unit for
the Target 5 Portfolio, Target 10 Portfolio, Global Target 15 Portfolio, The S&P Target 10 Portfolio, The Nasdaq Target 15 Portfolio, Value Line(registered trademark) Target Portfolio, DART 5 Portfolio and DART 10 Portfolio, respectively. A payment will be made at the end of the initial offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs of a Trust are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of such Trust.

(4) Represents the amount of mandatory deferred sales charge distributions from a Trust ($.165 per Unit), payable to us in ten equal monthly installments beginning on November 20, 2000 and on the twentieth day of each month thereafter (or if such date is not a business day, on the preceding business day) through August 20, 2001. If you redeem Units before August 20, 2001 you will have to pay the remaining amount of the deferred sales charge applicable to such Units when you redeem them.

(5) The aggregate cost to investors in a Trust includes a maximum sales charge (comprised of an initial and a deferred sales charge) computed at the rate of 2.65% of the Public Offering Price (equivalent to 2.677% of the net amount invested, exclusive of the deferred sales charge), assuming no reduction of sales charge as set forth under "Public
Offering."

                          Schedule of Investments

           The Dow(sm) Target 5 Portfolio, October 2000 Series
                                 FT 454


                    At the Opening of Business on the
               Initial Date of Deposit-September 29, 2000



                                                                       Percentage       Market
Number                                                                 of Aggregate     Value       Cost of        Current
of        Ticker Symbol and Name of                                    Offering         per         Securities to  Dividend
Shares    Issuer of Securities (1)                                     Price            Share       the Trust (2)  Yield (3)
______    _______________________________                              ____________     _________   _____________  _________
1,033     T        AT&T Corp.                                            20%            $28.750     $ 29,699        3.06%
  874     CAT      Caterpillar Inc.                                      20%             34.000       29,716        4.00%
  815     HON      Honeywell International Inc.                          20%             36.438       29,697        2.06%
1,038     IP       International Paper Company                           20%             28.625       29,713        3.49%
  980     MO       Philip Morris Companies, Inc.                         20%             30.313       29,706        6.99%
                                                                       _______                      _________
                        Total Investments                               100%                        $148,531
                                                                       =======                      =========

_____________

See "Notes to Schedules of Investments" on page 19.

                        Schedule of Investments

          The Dow(sm) Target 10 Portfolio, October 2000 Series
                                 FT 454


                    At the Opening of Business on the
               Initial Date of Deposit-September 29, 2000


                                                                        Percentage      Market
Number                                                                  of Aggregate    Value       Cost of        Current
of         Ticker Symbol and Name of                                    Offering        per         Securities to  Dividend
Shares     Issuer of Securities (1)                                     Price           Share       the Trust (2)  Yield (3)
______     _______________________________                              ____________    _________   ___________    _________
517        T        AT&T Corp.                                           10%            $28.750     $ 14,864       3.06%
437        CAT      Caterpillar Inc.                                     10%             34.000       14,858       4.00%
371        DD       E.I. du Pont de Nemours & Company                    10%             40.063       14,863       3.49%
360        EK       Eastman Kodak Company                                10%             41.250       14,850       4.27%
221        GM       General Motors Corporation                           10%             67.063       14,821       2.98%
408        HON      Honeywell International Inc.                         10%             36.438       14,867       2.06%
519        IP       International Paper Company                          10%             28.625       14,857       3.49%
162        MMM      Minnesota Mining & Manufacturing Company             10%             91.563       14,833       2.53%
490        MO       Philip Morris Companies, Inc.                        10%             30.313       14,853       6.99%
222        PG       Procter & Gamble Company                             10%             66.938       14,860       2.09%
                                                                        _______                     ________
                         Total Investments                              100%                        $148,526
                                                                        =======                     ========

_____________

See "Notes to Schedules of Investments" on page 19.

                         Schedule of Investments

             Global Target 15 Portfolio, October 2000 Series
                                 FT 454


                    At the Opening of Business on the
               Initial Date of Deposit-September 29, 2000


                                                                     Percentage
Number                                                               of Aggregate     Market      Cost of        Current
of                                                                   Offering         Value per   Securities to  Dividend
Shares      Name of Issuer of Securities (1)                         Price            Share       the Trust (2)  Yield (3)
______      _______________________________________                  ___________      ________    _____________  ________
            DJIA COMPANIES:
            _______________
   344      AT&T Corp.                                                6.64%           $28.750     $  9,890        3.06%
   291      Caterpillar Inc.                                          6.65%            34.000        9,894        4.00%
   272      Honeywell International Inc.                              6.66%            36.438        9,911        2.06%
   346      International Paper Company                               6.65%            28.625        9,904        3.49%
   327      Philip Morris Companies, Inc.                             6.66%            30.313        9,912        6.99%

            FT INDEX COMPANIES:
            ___________________
 2,299      British Airways Plc                                       6.65%            4.307         9,901        6.76%
 1,819      Imperial Chemical Industries Plc                          6.65%            5.442         9,899        9.57%
 4,394      Invensys Plc                                              6.65%            2.253         9,899        5.56%
 3,249      Marks & Spencer Plc                                       6.65%            3.047         9,899        4.81%
 2,939      Tate & Lyle Plc                                           6.65%            3.369         9,902       10.34%

            HANG SENG INDEX COMPANIES:
            _________________________
10,000      Amoy Properties Ltd.                                      6.72%            1.000        10,000        4.62%
 6,000      Cheung Kong Infrastructure Holdings Limited               6.56%            1.628         9,769        3.86%
10,000      Hang Lung Development Company Ltd.                        6.63%            0.987         9,871        6.82%
15,000      Henderson Investment Ltd.                                 6.52%            0.647         9,711        4.55%
 8,000      Hysan Development Co. Ltd.                                7.06%            1.314        10,512        4.00%
                                                                     _____                        ________
                    Total Investments                                  100%                       $148,874
                                                                      =====                       ========

_____________

See "Notes to Schedules of Investments" on page 19.

                          Schedule of Investments

            The S&P Target 10 Portfolio, October 2000 Series
                                 FT 454


                    At the Opening of Business on the
               Initial Date of Deposit-September 29, 2000


                                                                                Percentage
Number                                                                          of Aggregate     Market      Cost of
of          Ticker Symbol and                                                   Offering         Value per   Securities to
Shares      Name of Issuer of Securities (1)                                    Price            Share       the Trust (2)
______      ________________________                                            ___________      ________    __________
295         AAPL     Apple Computer, Inc.                                       10.63%           $ 53.500    $ 15,783
247         EPG      El Paso Energy Corporation                                 10.61%             63.750      15,746
177         ENE      Enron Corp.                                                10.64%             89.250      15,797
415         HCA      HCA-The Healthcare Corporation                             10.60%             37.938      15,744
214         HIG      Hartford Financial Services Group, Inc.                    10.63%             73.750      15,783
 45         LEH      Lehman Brothers Holdings Inc.                               4.47%            147.313       6,629
350         REI      Reliant Energy, Inc.                                       10.61%             45.000      15,750
442         THC      Tenet Healthcare Corporation                               10.61%             35.625      15,746
158         UNH      UnitedHealth Group Incorporated                            10.58%             99.438      15,711
415         WAG      Walgreen Co.                                               10.62%             38.000      15,770
                                                                                ______                       ________
                          Total Investments                                       100%                       $148,459
                                                                                =====                        ========

___________

See "Notes to Schedules of Investments" on page 19.

                        Schedule of Investments

           The Nasdaq Target 15 Portfolio, October 2000 Series
                                 FT 454


                    At the Opening of Business on the
               Initial Date of Deposit-September 29, 2000


                                                                     Percentage
Number                                                               of Aggregate  Market      Cost of        Market
of         Ticker Symbol and                                         Offering      Value per   Securities to  Capitalization
Shares     Name of Issuer of Securities (1)                          Price         Share       the Trust (2)  (in millions) (4)
______     _______________________________________                   ___________   ________    _____________  _________________
163        ADCT      ADC Telecommunications, Inc.                     3.05%        $ 27.813     $  4,534      $ 19,753
 28        ADBE      Adobe Systems Incorporated                       3.03%         160.500        4,494        19,289
 95        ALTR      Altera Corporation                               3.22%          50.375        4,786        20,098
261        AMGN      Amgen Inc.                                      12.35%          70.250       18,335        72,238
 40        APOL      Apollo Group, Inc. (Class A)                     1.00%          37.188        1,488         2,796
 42        BMET      Biomet, Inc.                                     1.00%          35.438        1,488         6,304
 22        GENZ      Genzyme Corporation (General Division)           1.01%          68.375        1,504         5,903
 72        LLTC      Linear Technology Corporation                    3.44%          71.000        5,112        22,229
 66        MXIM      Maxim Integrated Products, Inc.                  3.78%          85.063        5,614        24,322
 49        MLHR      Herman Miller, Inc.                              1.01%          30.750        1,507         2,377
 74        NTAP      Network Appliance, Inc.                          6.79%         136.313       10,087        43,082
455        ORCL      Oracle Corporation                              24.96%          81.484       37,075       229,920
 39        PMCS      PMC-Sierra, Inc. (5)                             5.96%         227.188        8,860        33,549
300        SUNW      Sun Microsystems, Inc.                          24.97%         123.625       37,088       196,887
 75        XLNX      Xilinx, Inc.                                     4.43%          87.750        6,581        28,835
                                                                     ______                     ________
                          Total Investments                            100%                     $148,553
                                                                     =====                      ========

______________

See "Notes to Schedules of Investments" on page 19.

                        Schedule of Investments

 Value Line(registered trademark) Target Portfolio, October 2000 Series
                                 FT 454


                    At the Opening of Business on the
               Initial Date of Deposit-September 29, 2000


                                                                                    Percentage
Number                                                                              of Aggregate    Market        Cost of
of          Ticker Symbol and                                                       Offering        Value per     Securities to
Shares      Name of Issuer of Securities (1)                                        Price           Share         the Trust (2)
______      _______________________________________                                 _________       _________     _____________
538         ADCT        ADC Telecommunications, Inc.                                10.05%          $ 27.813      $ 14,963
 24         BARZ        BARRA, Inc.                                                  1.02%            63.250         1,518
 73         CDWC        CDW Computer Centers, Inc.                                   3.51%            71.625         5,229
 34         CRUS        Cirrus Logic, Inc.                                           1.01%            44.125         1,500
 39         FWRD        Forward Air Corporation                                      1.00%            38.313         1,494
 26         IMPH        IMPATH Inc.                                                  1.00%            57.563         1,497
 80         IDTI        Integrated Device Technology, Inc.                           5.19%            96.531         7,722
127         IVX         IVAX Corporation                                             3.92%            46.000         5,842
 24         KEI         Keithley Instruments, Inc.                                   1.02%            63.313         1,520
111         LMS         The Lamson & Sessions Co.                                    1.01%            13.500         1,499
 61         MERQ        Mercury Interactive Corporation                              6.40%           156.313         9,535
 64         MCRL        Micrel, Incorporated                                         3.00%            69.875         4,472
 32         MND         Mitchell Energy & Development Corp.                          1.00%            46.750         1,496
 28         NEWP        Newport Corporation                                          3.10%           165.063         4,622
 86         OO          Oakley, Inc.                                                 1.01%            17.438         1,500
455         ORCL        Oracle Corporation                                          24.90%            81.484        37,075
 45         OCA         Orthodontic Centers of America, Inc.                         1.02%            33.625         1,513
 48         OXHP        Oxford Health Plans, Inc.                                    1.01%            31.375         1,506
 37         PLT         Plantronics, Inc.                                            1.01%            40.625         1,503
 20         PLXS        Plexus Corp.                                                 1.02%            75.625         1,512
 38         DGX         Quest Diagnostics Incorporated                               3.04%           119.125         4,527
145         RHI         Robert Half International Inc.                               3.35%            34.438         4,994
 18         UHS         Universal Health Services, Inc. (Class B)                    1.02%            84.500         1,521
 96         WAT         Waters Corporation                                           5.83%            90.375         8,676
247         XLNX        Xilinx, Inc.                                                14.56%            87.750        21,674
                                                                                    ________                      ________
                                Total Investments                                    100%                         $148,910
                                                                                    =======                       =======

___________

See "Notes to Schedules of Investments" on page 19.

                        Schedule of Investments

          The Dow(sm) Dividend And Repurchase Target 5 Portfolio,
                           October 2000 Series
                                 FT 454


                    At the Opening of Business on the
               Initial Date of Deposit-September 29, 2000


                                                                           Percentage
Number                                                                     of Aggregate  Market      Cost of        Current
of         Ticker Symbol and                                               Offering      Value per   Securities to  Dividend
Shares     Name of Issuer of Securities (1)                                Price         Share       the Trust (2)  Yield (3)
______     _______________________________________                         ___________   ________    _____________  ______
460        BA        The Boeing Company                                       20%        $ 64.625    $  29,728      0.87%
720        EK        Eastman Kodak Company                                    20%          41.250       29,700      4.27%
278        HWP       Hewlett-Packard Company                                  20%         106.875       29,711      0.60%
324        MMM       Minnesota Mining & Manufacturing Company                 20%          91.563       29,666      2.53%
980        MO        Philip Morris Companies, Inc.                            20%          30.313       29,707      6.99%
                                                                           ______                     ________
                          Total Investments                                  100%                     $148,512
                                                                           =====                      ========

___________

See "Notes to Schedules of Investments" on page 19.

                         Schedule of Investments

          The Dow(sm) Dividend And Repurchase Target 10 Portfolio,
                          October 2000 Series
                                 FT 454


At the Opening of Business on the Initial Date of Deposit-September 29, 2000


                                                                           Percentage
Number                                                                     of Aggregate  Market      Cost of        Current
of         Ticker Symbol and                                               Offering      Value per   Securities to  Dividend
Shares     Name of Issuer of Securities (1)                                Price         Share       the Trust (2)  Yield (3)
______     _______________________________________                         ___________   ________    _____________  _________
230        BA        The Boeing Company                                     10%          $ 64.625    $ 14,864       0.87%
437        CAT       Caterpillar Inc.                                       10%            34.000      14,858       4.00%
371        DD        E.I. du Pont de Nemours & Company                      10%            40.063      14,863       3.49%
360        EK        Eastman Kodak Company                                  10%            41.250      14,850       4.27%
221        GM        General Motors Corporation                             10%            67.063      14,821       2.98%
139        HWP       Hewlett-Packard Company                                10%           106.875      14,856       0.60%
203        MRK       Merck & Co., Inc.                                      10%            73.125      14,845       1.86%
162        MMM       Minnesota Mining & Manufacturing Company               10%            91.563      14,833       2.53%
490        MO        Philip Morris Companies, Inc.                          10%            30.313      14,853       6.99%
208        UTX       United Technologies Corporation                        10%            71.500      14,872       1.12%
                                                                           ______                    ________
                          Total Investments                                100%                      $148,515
                                                                           =====                     ========

______________

                    NOTES TO SCHEDULES OF INVESTMENTS

(1) All Securities are represented by regular way contracts to purchase such Securities which are backed by an irrevocable letter of credit deposited with the Trustee. We entered into purchase contracts for the Securities on September 29, 2000. Each Trust has a Mandatory Termination Date of October 31, 2001.

(2) The cost of the Securities to a Trust represents the aggregate underlying value with respect to the Securities acquired-generally determined by the closing sale prices of the Securities on the applicable exchange (where applicable, converted into U.S. dollars at the offer side of the exchange rate at the Evaluation Time) at the Evaluation Time on September 28, 2000, the business day prior to the Initial Date of Deposit. The valuation of the Securities has been determined by the Evaluator, an affiliate of ours. The cost of the Securities to us and our profit or loss (which is the difference between the cost of the Securities to us and the cost of the Securities to a Trust) are set forth below:

                                                          Cost of Securities   Profit
                                                          to Sponsor           (Loss)
                                                          ___________          ______
The Dow(sm) Target 5 Portfolio, October 2000 Series       $148,010            $   521
The Dow(sm) Target 10 Portfolio, October 2000 Series       148,319                207
Global Target 15 Portfolio, October 2000 Series            149,959             (1,085)
The S&P Target 10 Portfolio, October 2000 Series           140,804              7,655
The Nasdaq Target 15 Portfolio, October 2000 Series        147,941                612
Value Line(registered trademark) Target Portfolio,
   October 2000 Series                                     148,163                747
The Dow(sm) DART 5 Portfolio, October 2000 Series          146,172              2,340
The Dow(sm) DART 10 Portfolio, October 2000 Series         147,692                823

(3) Current Dividend Yield for each Security was calculated by dividing the most recent annualized ordinary dividend paid on a Security by that Security's closing sale price at the Evaluation Time on the business day prior to the Initial Date of Deposit.

(4) Market capitalization is based on the market value as of the close of business on September 28, 2000.

(5) This Security represents the common stock of a foreign company which trades directly on a U.S. national securities exchange.

                      The FT Series

The FT Series Defined.

We, Nike Securities L.P. (the "Sponsor"), have created hundreds of similar yet separate series of a unit investment trust which we have named the FT Series. The series to which this prospectus relates, FT 454, consists of eight separate portfolios set forth below:

- The Dow(sm) Target 5 Portfolio
- The Dow(sm) Target 10 Portfolio
- Global Target 15 Portfolio
- The S&P Target 10 Portfolio
- The Nasdaq Target 15 Portfolio
- Value Line(registered trademark) Target Portfolio
- The Dow(sm) DART 5 Portfolio
- The Dow(sm) DART 10 Portfolio

Each Trust was created under the laws of the State of New York by a Trust Agreement (the "Indenture") dated the Initial Date of Deposit. This agreement, entered into among Nike Securities L.P., as Sponsor, The Chase Manhattan Bank as Trustee and First Trust Advisors L.P. as Portfolio Supervisor and Evaluator, governs the operation of the Trusts.

Trusts containing only U.S. listed stocks may be called "Domestic
Trusts" and those which contain primarily foreign stocks may be called "International Trusts."

YOU MAY GET MORE SPECIFIC DETAILS CONCERNING THE NATURE, STRUCTURE AND RISKS OF THIS PRODUCT IN AN "INFORMATION SUPPLEMENT" BY CALLING THE TRUSTEE AT 1-800-682-7520.

How We Created the Trusts.

On the Initial Date of Deposit, we deposited portfolios of common stocks with the Trustee and in turn, the Trustee delivered documents to us representing our ownership of the Trusts in the form of units ("Units").

After the Initial Date of Deposit, we may deposit additional Securities in a Trust, or cash (including a letter of credit) with instructions to buy more Securities, to create new Units for sale. If we create additional Units, we will attempt, to the extent practicable, to maintain the percentage relationship established among the Securities on the Initial Date of Deposit (as set forth in "Schedule of Investments" for each Trust), and not the percentage relationship existing on the day we are creating new Units, since the two may differ. This difference may be due to the sale, redemption or liquidation of any of the Securities.

Since the prices of the Securities will fluctuate daily, the ratio of Securities in a Trust, on a market value basis, will also change daily. The portion of Securities represented by each Unit will not change as a result of the deposit of additional Securities or cash in a Trust. If we deposit cash, you and new investors may experience a dilution of your investment. This is because prices of Securities will fluctuate between the time of the cash deposit and the purchase of the Securities, and because the Trusts pay the associated brokerage fees. To reduce this dilution, the Trusts will try to buy the Securities as close to the Evaluation Time and as close to the evaluation price as possible. In addition, because the Trusts pay the brokerage fees associated with the creation of new Units and with the sale of Securities to meet redemption and exchange requests, frequent redemption and exchange activity will likely result in higher brokerage expenses.

An affiliate of the Trustee may receive these brokerage fees or the Trustee may retain and pay us (or our affiliate) to act as agent for a Trust to buy Securities. If we or an affiliate of ours act as agent to a Trust we will be subject to the restrictions under the Investment
Company Act of 1940, as amended.

We cannot guarantee that a Trust will keep its present size and composition for any length of time. Securities may periodically be sold under certain circumstances, and the proceeds from these sales will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. However, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if they no longer meet the criteria by which they were selected. You will not be able to dispose of or vote any of the Securities in a Trust. As the holder of the Securities, the Trustee will vote all of the Securities and will do so based on our instructions.

Neither we nor the Trustee will be liable for a failure in any of the Securities. However, if a contract for the purchase of any of the Securities initially deposited in a Trust fails, unless we can purchase substitute Securities ("Replacement Securities") we will refund to you that portion of the purchase price and sales charge resulting from the failed contract on the next Income Distribution Date. Any Replacement Security a Trust acquires will be identical to those from the failed contract.

                       Portfolios

Objectives.


When you invest in a Trust you are purchasing a quality portfolio of attractive common stocks in one convenient purchase. The objective of each Trust is to provide an above-average total return. To achieve this objective, each Trust will invest in the common stocks of companies which are selected by applying a unique specialized strategy. While the Trusts seek to provide above-average return, each follows a different investment strategy. We cannot guarantee that a Trust will achieve its objective or that a Trust will make money once expenses are deducted.


Dividend Yield Strategies.

The Dow(sm) Target 5 Strategy, the Dow(sm) Target 10 Strategy and the Global Target 15 Strategy all invest in stocks with high dividend yields. By selecting stocks with the highest dividend yields, each Strategy seeks to uncover stocks that may be out of favor or undervalued. Investing in stocks with high dividend yields may be effective in achieving the investment objective of these Trusts, because regular dividends are common for established companies, and dividends have historically accounted for a large portion of the total return on stocks. The Dow(sm) Target 5 Portfolio and the Global Target 15 Portfolio each seek to amplify this dividend yield strategy by selecting the five lowest priced stocks of the 10 highest dividend-yielding stocks in a particular index.

The Target 5 Portfolio Strategy.

The Dow(sm) Target 5 Portfolio stocks are determined as follows:

Step 1: We rank all 30 stocks contained in the Dow Jones Industrial Average ("DJIA") by dividend yield as of the business day prior to the date of this prospectus.

Step 2: We then select the 10 highest dividend-yielding stocks from this group.

Step 3:From the 10 stocks selected in Step 2, we select the five stocks with the lowest per share stock price for The Target 5 Portfolio.

The Target 10 Portfolio Strategy.

The Dow(sm) Target 10 Portfolio stocks are determined as follows:

Step 1: We rank all 30 stocks contained in the DJIA by dividend yield as of the business day prior to the date of this prospectus.

Step 2: We then select the 10 highest dividend-yielding stocks for The Target 10 Portfolio.

Global Target 15 Portfolio Strategy.

The Global Target 15 Portfolio stocks are determined as follows:

Step 1: We rank all stocks contained in the DJIA, the Financial Times Industrial Ordinary Share Index ("FT Index") and the Hang Seng Index by dividend yield as of the business day prior to the date of this prospectus in the case of DJIA stocks or three business days prior to the date of this prospectus in the case of FT Index and Hang Seng Index stocks.

Step 2: We select the 10 highest dividend-yielding stocks in each respective index.

Step 3: We select the five stocks with the lowest per share stock price of the 10 highest-dividend yielding stocks in each respective index as of their respective selection date for the Global Target 15 Portfolio.

Companies which, on or before their respective selection date, are subject to any of the limited circumstances which warrant removal of a Security from a Trust as described under "Removing Securities from a Trust" have been excluded from the Global Target 15 Portfolio Strategy.

The S&P Target 10 Portfolio Strategy.

The S&P Target 10 Portfolio Strategy selects a portfolio of 10 of the largest Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") stocks with the lowest price-to-sales ratios and greatest one-year price appreciation as a means to achieving its investment objective. The S&P Target 10 Portfolio stocks are determined as follows:

Step 1: We select the 250 largest companies based on market capitalization which are components of the S&P 500 Index as of two business days prior to the date of this prospectus.

Step 2: From the above list, the 125 companies with the lowest price to sales ratios are selected.

Step 3: The 10 companies which had the greatest one-year stock price appreciation are selected for The S&P Target 10 Portfolio.

During the initial offering period The S&P Target 10 Portfolio will not invest more than 5% of its portfolio in shares of any one securities-related issuer.

The Nasdaq Target 15 Portfolio Strategy.

The Nasdaq Target 15 Portfolio Strategy selects a portfolio of the 15 Nasdaq 100 Index stocks with the best overall ranking on both 12- and 6-month price appreciation, return on assets and price to cash flow as a means to achieving its investment objective. The Nasdaq Target 15
Portfolio stocks are determined as follows:

Step 1: We select stocks which are components of the Nasdaq 100 Index as of two business days prior to the date of this prospectus and numerically rank them by 12-month price appreciation (best (1) to worst
(100)).

Step 2: We then numerically rank the stocks by six-month price appreciation.

Step 3: The stocks are then numerically ranked by return on assets ratio.

Step 4: We then numerically rank the stocks by the ratio of cash flow per share to stock price.

Step 5: We add up the numerical ranks achieved by each company in the above steps and select the 15 stocks with the lowest sums for The Nasdaq Target 15 Portfolio.

The stocks which comprise The Nasdaq Target 15 Portfolio are weighted by market capitalization subject to the restriction that only whole shares are purchased and that no stock will comprise less than 1% or 25% or more of the portfolio on the date of this prospectus. The Securities will be adjusted on a proportionate basis to accommodate this constraint.

Companies which, based on publicly available information as of two business days prior to the date of this prospectus, are the subject of an announced business combination which we expect will happen within six months of date of this prospectus have been excluded from The Nasdaq Target 15 Portfolio.

Value Line(registered trademark) Target Portfolio Strategy.

The Value Line(registered trademark) Target Portfolio invests in 25 of the 100 stocks that Value Line(registered trademark) gives a #1 ranking for Timeliness(TM) which have recently exhibited certain positive financial attributes. Value Line(registered trademark) ranks 1,700 stocks which represent approximately 94% of the trading volume on all U.S. stock exchanges. Of these 1,700 stocks, only 100 are given their #1 ranking for Timeliness(TM), which measures Value Line's view of their probable price performance during the next six to 12 months relative to the others. Value Line(registered trademark) bases their rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. The Value Line Target Portfolio is determined as follows:

Step 1:We start with the 100 stocks which Value Line(registered trademark) at the initial date of deposit gives their #1 ranking for Timeliness(TM), remove the stocks of companies considered to be securities related issuers and apply the following screens as of two business days prior to the date of this prospectus.

Step 2:We screen for consistent growth by ranking these remaining stocks based on 12-month and 6-month price appreciation (best [1] to worst [100]).

Step 3:We then screen for profitability by ranking the stocks by their return on assets.

Step 4:Finally, we screen for value by ranking the stocks based on their price to cash flow.

Step 5:We add up the numerical ranks achieved by each company in the above steps and select the 25 stocks with the lowest sums for the Value Line(registered trademark) Target Portfolio.

The stocks which comprise the Value Line(registered trademark) Target Portfolio are weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or 25% or more of the portfolio on the date of this prospectus. The Securities will be adjusted on a proportionate basis to accommodate this constraint.

The Dow(sm) Dividend and Repurchase Target Portfolio Strategies.

Both the Dow(sm) Dividend and Repurchase Target ("DART") 5 Portfolio Strategy and the Dow(sm) DART 10 Portfolio Strategy select a portfolio of DJIA stocks with high dividend yields and/or high buyback ratios and, for the Dow(sm) DART 5 Portfolio Strategy, high return on assets, as a means to achieving each Strategy's investment objective. By analyzing dividend yields, each Strategy seeks to uncover stocks that may be out of favor or undervalued. More recently, many companies have turned to stock reduction programs as a tax efficient way to bolster their stock prices and reward shareholders. Companies which have reduced their shares through a share buyback program may provide a strong cash flow position and, in turn, high quality earnings. Buyback ratio is the ratio of a company's shares of common stock outstanding 12 months prior to the date of this prospectus divided by a company's shares outstanding as of the business day prior to the date of this prospectus, minus "1."

The Dow(sm) Dividend and Repurchase Target 5 Portfolio Strategy.

The Dow(sm) DART 5 Portfolio stocks are determined as follows:

Step 1: We rank all 30 stocks contained in the DJIA by the sum of their dividend yield and buyback ratio as of the business day prior to the date of this prospectus.

Step 2: We then select the 10 stocks with the highest combined dividend yields and buyback ratios.

Step 3: From the 10 stocks selected in Step 2, we select the five stocks with the greatest increase in the percentage change in return on assets in the most recent year as compared to the previous year for The Dow(sm) DART 5 Portfolio.

The Dow(sm) Dividend and Repurchase Target 10 Portfolio Strategy.

The Dow(sm) DART 10 Portfolio stocks are determined as follows:

Step 1: We rank all 30 stocks contained in the DJIA by the sum of their dividend yield and buyback ratio as of the business day prior to the date of this prospectus.

Step 2: We then select the 10 stocks with the highest combined dividend yields and buyback ratios for The Dow(sm) DART 10 Portfolio.

Please note that we applied the strategies which make up the portfolio for each Trust at a particular time. If we create additional Units of a Trust after the Initial Date of Deposit we will deposit the Securities originally selected by applying the strategy at such time. This is true even if a later application of a strategy would have resulted in the selection of different securities.

"Dow Jones Industrial Average(sm) ," "Dow(sm)" and "DJIA(sm)" are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P., an affiliate of ours. Dow Jones does not endorse, sell or promote any of the Trusts, in particular, The Dow(sm) Target 5 Portfolio, The Dow(sm) Target 10 Portfolio, The Dow(sm) DART 5 Portfolio and The Dow(sm) DART 10 Portfolio. Dow Jones makes no representation regarding the advisability of investing in such products.

"S&P," "S&P 500," and "Standard & Poor's" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The S&P Target 10 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in such Trust. Please see the Information Supplement which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

The "Nasdaq 100(registered trademark)," "Nasdaq 100 Index(registered trademark)," and "Nasdaq(registered trademark)" are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and are licensed for use by us. The Nasdaq Target 15 Portfolio has not been passed on by the Corporations as to its legality or suitability. The Nasdaq Target 15 Portfolio is not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to The Nasdaq Target 15 Portfolio.

"Value Line(registered trademark)," "The Value Line Investment Survey," and "Value Line Timeliness(TM) Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Nike Securities L.P. The Value Line(registered trademark) Target Portfolio is not sponsored, recommended, sold or promoted by Value Line Publishing, Inc. Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Trust.

Dow Jones, Standard & Poor's, The Nasdaq Stock Market, Inc. and Value Line, as well as the publishers of the FT Index and Hang Seng Index, are not affiliated with us and have not participated in creating the Trusts or selecting the Securities for the Trusts. Except as noted above, none of the index publishers have given us a license to use their index nor have they approved of any of the information in this prospectus.

Of course, as with any similar investments, there can be no assurance that the objective of a Trust will be achieved. See "Risk Factors" for a discussion of the risks of investing in a Trust.

                      Risk Factors

Price Volatility. The Trusts invest in common stocks of U.S., and, for certain Trusts, foreign companies. The value of a Trust's Units will fluctuate with changes in the value of these common stocks. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.


Certain of the Securities in certain of the Trusts are issued by companies with market capitalizations of less than $1 billion. The share prices of these small-cap companies are often more volatile than those of larger companies as a result of several factors common to many such issuers, including limited trading volumes, products or financial resources, management inexperience and less publicly available information.



Because the Trusts are not managed, the Trustee will not sell stocks in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of any Trust will be positive over any period of time, especially the relatively short 13-month life of the Trusts, or that you won't lose money. Units of the Trusts are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Trusts which use dividend yield as a selection criteria employ a contrarian strategy in which the Securities selected share qualities that have caused them to have lower share prices or higher dividend yields than other common stocks in their peer group. There is no assurance that negative factors affecting the share price or dividend yield of these Securities will be overcome over the life of the Trusts or that these Securities will increase in value.

Dividends. There is no guarantee that the issuers of the Securities will declare dividends in the future or that if declared they will either remain at current levels or increase over time.

Strategy. Please note that we applied the strategies which make up the portfolio for each Trust at a particular time. If we create additional Units of a Trust after the Initial Date of Deposit we will deposit the Securities originally selected by applying the strategy at such time. This is true even if a later application of a strategy would have resulted in the selection of different securities. There is no guarantee that the strategy or the investment objective of a Trust will be achieved. The actual performance of the Trusts will be different than the hypothetical returns of each Trust's comparative index. Because the Trusts are unmanaged and follow a strategy, the Trustee will not buy or sell Securities in the event a strategy is not achieving the desired results.


Energy Industry. Because more than 25% of The S&P Target 10 Portfolio is invested in companies that explore for, produce, refine, distribute or sell petroleum or gas products, or provide parts or services to petroleum or gas companies, this Trust is considered to be concentrated in the energy industry. A portfolio concentrated in a single industry may present more risks than a portfolio broadly diversified over several industries. General problems of the petroleum and gas products industry include volatile fluctuations in price and supply of energy fuels, international politics, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, declines in U.S. and Russian crude oil production will likely lead to a greater world dependence on oil from OPEC nations which may result in more volatile oil prices.


Healthcare Industry. The S&P Target 10 Portfolio is also considered to be concentrated in the healthcare industry. General risks of such companies involve extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Healthcare facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

Technology Industry. The Nasdaq Target 15 Portfolio and Value Line(registered trademark) Target Portfolio are each considered to be concentrated in technology stocks. Technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, especially those which are Internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. Also, the stocks of many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories.

Legislation/Litigation. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain of the companies represented in the Trusts. In addition, litigation regarding any of the issuers of the Securities, such as that concerning Philip Morris Companies, Inc., or of the industries represented by these issuers, may negatively impact the share prices of these Securities. We cannot predict what impact any pending or threatened litigation will have on the share prices of the Securities.

Foreign Stocks. Certain of the Securities in certain Trusts are issued by foreign companies, which makes these Trusts subject to more risks than if they invested solely in domestic common stocks. Risks of foreign common stocks include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluations, blockages or transfer restrictions; restrictions on foreign investments and exchange of securities; inadequate financial information; lack of liquidity of certain foreign markets; and less government supervision and regulation of exchanges, brokers, and issuers in foreign countries.

The purchase and sale of the foreign Securities will generally occur only in foreign securities markets. Although we do not believe that the Trusts will have problems buying and selling these Securities, certain of the factors stated above may make it impossible to buy or sell them in a timely manner.

United Kingdom. The Global Target 15 Portfolio is considered to be concentrated in common stocks of U.K. issuers. The United Kingdom is one of 15 members of the European Union ("EU") which was formed by the Maastricht Treaty on European Union. It is expected that the Treaty will have the effect of eliminating most remaining trade barriers between the member nations and make Europe one of the largest common markets in the world. However, the uncertain implementation of the Treaty provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and Europe and their effect on Securities issued by U.K. issuers impossible to predict.

Unlike a majority of EU members, the United Kingdom did not convert its currency to the new common European currency, the euro, on January 1, 1999. All companies with significant markets or operations in Europe face strategic challenges as these entities adapt to a single currency. The euro conversion may materially impact revenues, expenses or income; increase competition; affect issuers' currency exchange rate risk and derivatives exposure; cause issuers to increase spending on information technology updates; and result in potentially adverse tax consequences. We cannot predict when or if the United Kingdom will convert to the euro or what impact the implementation of the euro throughout a majority of EU countries will have on U.K. or European issuers.

Hong Kong. The Global Target 15 Portfolio is also considered to be concentrated in common stocks of Hong Kong issuers. Hong Kong issuers are subject to risks related to Hong Kong's political and economic environment, the volatility of the Hong Kong stock market, and the concentration of real estate companies in the Hang Seng Index. Hong Kong reverted to Chinese control on July 1, 1997 and any increase in uncertainty as to the future economic and political status of Hong Kong, or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong stock market. Securities prices on the Hong Kong Stock Exchange, and specifically the Hang Seng Index, can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.

Exchange Rates. Because securities of foreign issuers generally pay dividends and trade in foreign currencies, the U.S. dollar value of these Securities (and therefore Units of the International Trusts) will vary with fluctuations in foreign exchange rates. Most foreign currencies have fluctuated widely in value against the U.S. dollar for various economic and political reasons. The recent conversion by 11 of the 15 EU members of their national currencies to the euro could negatively impact the market rate of exchange between such currencies (or the newly created euro) and the U.S. dollar.

To determine the value of foreign Securities or their dividends, the Evaluator will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, these markets can be quite volatile, depending on the activity of the large international commercial banks, various central banks, large multi-national corporations, speculators and other buyers and sellers of foreign currencies. Since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the Evaluator may not reflect the amount the International Trusts would receive, in U.S. dollars, had the Trustee sold any particular currency in the market.

          Hypothetical Performance Information

The following table compares hypothetical performance information for the strategies employed by each Trust and the actual performance of the DJIA, S&P 500 Index, Nasdaq 100 Index, FT Index, Hang Seng Index and a combination of the FT Index, Hang Seng Index and the DJIA (the "Cumulative Index Returns") in each of the full years listed below (and as of the most recent quarter).

These hypothetical returns should not be used to predict future performance of the Trusts. Returns from a Trust will differ from its strategy for several reasons, including the following:

- Total Return figures shown do not reflect commissions or taxes.

- Strategy returns are for calendar years (and through the most recent quarter), while the Trusts begin and end on various dates.

- Trusts have a maturity longer than one year.

- Trusts may not be fully invested at all times or equally weighted in all stocks comprising a strategy.

- Securities are often purchased or sold at prices different from the closing prices used in buying and selling Units.

- For Trusts investing in foreign Securities, currency exchange rates may differ.

You should note that the Trusts are not designed to parallel movements in any index or combination of indexes, and it is not expected that they will do so. In fact, each Trust's strategy underperformed its comparative index, or combination thereof, in certain years and we cannot guarantee that a Trust will outperform its respective index over the life of a Trust or over consecutive rollover periods, if available. Each index differs widely in size and focus, as described below.

DJIA. The DJIA consists of 30 U.S. stocks chosen by the editors of The Wall Street Journal as being representative of the broad market and of American industry. Changes in the component stocks of the DJIA are made entirely by the editors of The Wall Street Journal without consulting the companies, the stock exchange or any official agency. For the sake of continuity, changes are made rarely.

S&P 500 Index. The S&P 500 Index consists of 500 stocks chosen by
Standard and Poor's to be representative of the leaders of various industries.

Nasdaq 100 Index. The NASDAQ 100 Index consists of the 100 largest and most active non-financial domestic and international companies listed on the NASDAQ National Market System.

Financial Times Industrial Ordinary Share Index. The FT Index consists of 30 common stocks chosen by the editors of The Financial Times as being representative of British industry and commerce.

Hang Seng Index. The Hang Seng Index consists of 33 of the stocks currently listed on the Stock Exchange of Hong Kong Ltd. and is intended to represent four major market sectors: commerce and industry, finance, property and utilities.

                                                       COMPARISON OF TOTAL RETURN(2)
       (Strategy figures reflect the deduction of sales charges and expenses but not brokerage commissions or taxes.)

                                              Hypothetical Strategy Total Returns(1)
       ___________________________________________________________________________________________________________
                                                                 Value Line
                             Global      The S&P     The Nasdaq  (registered trademark)   The Dow(sm)  The Dow(sm)
       Target 5   Target 10  Target 15   Target 10   Target 15   Target                   DART 5       DART 10
Year   Strategy   Strategy   Strategy    Strategy    Strategy    Strategy                 Strategy     Strategy
____   ________   _________  _________   _________   _________   __________               ___________  ___________
1972    19.21%    20.04%                                                                  14.47%       19.97%
1973    17.53%     1.67%                                                                   8.38%       -4.60%
1974    -7.65%    -3.32%                                                                  -0.17%       -9.41%
1975    61.94%    53.34%                                                                  44.97%       54.93%
1976    38.31%    32.57%                                                                  27.47%       32.51%
1977     3.14%    -4.23%                                                                   0.97%       -4.29%
1978    -1.09%    -2.27%                                                                   8.54%       -4.29%
1979     7.45%    10.59%                                                                  15.12%       10.53%
1980    39.03%    25.35%      48.08%       49.80%                                         41.27%       22.22%
1981     0.86%     5.09%      -2.43%      -12.86%                                         -8.32%       -0.36%
1982    40.71%    24.58%      -5.20%       35.50%                                         19.51%       24.85%
1983    33.77%    36.43%      13.00%       17.45%                                         34.33%       37.72%
1984     8.72%     3.86%      27.14%       13.81%                                         10.92%        3.80%
1985    35.71%    26.98%      51.11%       40.73%                 31.93%                  40.50%       36.60%
1986    28.32%    33.02%      35.30%       19.23%     19.18%      19.95%                  46.70%       39.22%
1987     8.29%     3.23%      14.89%        6.70%     11.61%      16.71%                   3.62%        2.83%
1988    18.98%    22.05%      21.57%       17.78%     -2.94%      -8.16%                  15.87%       16.48%
1989     8.15%    24.43%      13.36%       36.89%     34.65%      46.22%                  37.44%       25.88%
1990   -17.89%   -10.05%       0.70%       -7.96%     -7.70%       3.35%                   3.36%       -1.10%
1991    59.22%    31.60%      37.57%       22.04%    106.05%      84.50%                  39.85%       41.10%
1992    20.40%     5.32%      23.93%       22.06%     -2.50%      -2.53%                  10.43%        6.09%
1993    31.42%    24.54%      62.61%       39.41%     25.94%      25.20%                  17.35%       18.59%
1994     5.90%     1.87%      -9.65%        5.72%      8.05%      13.80%                  -8.04%       -2.19%
1995    27.93%    34.23%      10.86%       22.65%     50.99%      52.57%                  43.81%       35.44%
1996    23.67%    25.80%      18.34%       23.99%     57.17%      54.79%                  32.78%       32.26%
1997    17.50%    19.19%      -8.78%       58.56%     32.48%      34.39%                  19.12%       23.05%
1998     9.95%     8.19%      10.91%       51.01%    119.78%      91.42%                  24.82%       17.41%
1999    -9.51%     2.71%       6.33%        1.08%     97.39%     106.43%                  17.27%       15.94%
2000   -15.62%    -9.26%     -14.56%      -12.05%     39.47%      28.57%                  -7.55%       -3.05%
(thru 9/29)

                           Index Total Returns
        ____________________________________________________
                                                              Cumulative
                             Hang Seng   S&P 500   Nasdaq     Index
Year   DJIA       FT Index   Index       Index     100 Index  Returns(3)
____   ______     ________   _________   _______   _________  __________
1972    18.38%                            18.89%
1973   -13.20%                           -14.57%
1974   -23.64%                           -26.33%
1975    44.46%                            36.84%
1976    22.80%                            23.64%
1977   -12.91%                            -7.25%
1978     2.66%                             6.49%
1979    10.60%      3.59%     77.99%      18.22%              30.73%
1980    21.90%     31.77%     65.48%      32.11%              39.72%
1981    -3.61%     -5.30%    -12.34%      -4.92%              -7.08%
1982    26.85%      0.42%    -48.01%      21.14%              -6.91%
1983    25.82%     21.94%     -2.04%      22.28%              15.24%
1984     1.29%      2.15%     42.61%       6.22%              15.35%
1985    33.28%     54.74%     50.95%      31.77%              46.32%
1986    27.00%     24.36%     51.16%      18.31%     6.89%    34.18%
1987     5.66%     37.13%     -6.84%       5.33%    10.49%    11.99%
1988    16.03%      9.00%     21.04%      16.64%    13.54%    15.36%
1989    32.09%     20.07%     10.59%      31.35%    26.17%    20.92%
1990    -0.73%     11.03%     11.71%      -3.30%   -10.41%     7.34%
1991    24.19%      8.77%     50.68%      30.40%    64.99%    27.88%
1992     7.39%     -3.13%     34.73%       7.62%     8.86%    12.99%
1993    16.87%     19.22%    124.95%       9.95%    11.67%    53.68%
1994     5.03%      1.97%    -29.34%       1.34%     1.74%    -7.45%
1995    36.67%     16.21%     27.52%      37.22%    43.01%    26.80%
1996    28.71%     18.35%     37.86%      22.82%    42.74%    28.31%
1997    24.82%     14.78%    -17.69%      33.21%    20.76%     7.30%
1998    18.03%     12.32%     -2.60%      28.57%    85.43%     9.25%
1999    27.06%     15.25%     71.34%      20.94%   102.08%    37.88%
2000    -6.28%    -23.31%     -6.27%      -1.39%    -3.68%   -11.95%
(thru 9/29

____________

(1) The Strategy stocks for each Strategy for a given year consist of the common stocks selected by applying the respective Strategy as of the beginning of the period (and not the date the Trusts actually sell Units).

(2) Total Return represents the sum of the change in market value of each group of stocks between the first and last trading day of a period plus the total dividends paid on each group of stocks during such period divided by the opening market value of each group of stocks as of the first trading day of a period. Total Return figures assume that all dividends are reinvested semi-annually (except for the FT Index and Hang Seng Index from 12/31/78 through 12/31/86, during which time annual reinvestment was assumed) and all returns are stated in terms of U.S. dollars. Based on the year-by-year returns contained in the table, over the full years listed above, the Target 5 Strategy, the Target 10 Strategy, the Global Target 15 Strategy, The S&P Target 10 Strategy, The Nasdaq Target 15 Strategy, the Value Line(registered trademark) Target Strategy, The Dow(sm) DART 5 Strategy and The Dow(sm) DART 10 Strategy achieved an average annual total return of 17.42%, 15.32%, 16.89%, 22.53%, 33.94%, 34.19%, 18.98% and %, respectively. In addition, over each stated period, each individual strategy, except the Global Target 15 Strategy, achieved a greater average annual total return than that of its corresponding index, the DJIA; the combination of the FT Index, Hang Seng Index and DJIA (the "Cumulative Index"); the S&P 500 Index; and the Nasdaq 100 Index which were 13.91%, 18.82%, 13.96% and 27.06%, respectively.

(3) Cumulative Index Returns represent the weighted average of the annual returns of the stocks contained in the FT Index, Hang Seng Index and DJIA. Cumulative Index Returns do not represent an actual index.

                     Public Offering

The Public Offering Price.

You may buy Units at the Public Offering Price, the price per Unit of which is comprised of the following:

- The aggregate underlying value of the Securities;

- The amount of any cash in the Income and Capital Accounts;

- Dividends receivable on Securities; and

- The total sales charge (which combines an initial up-front sales charge and a deferred sales charge).

The price you pay for your Units will differ from the amount stated under "Summary of Essential Information" due to various factors, including fluctuations in the prices of the Securities, changes in the relevant currency exchange rates, changes in the applicable commissions, stamp taxes, custodial fees and other costs associated with foreign trading, and changes in the value of the Income and/or Capital Accounts.

Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934.

Organization Costs. Securities purchased with the portion of the Public Offering Price intended to be used to reimburse the Sponsor for a Trust's organization costs (including costs of preparing the registration statement, the Indenture and other closing documents, registering Units with the Securities and Exchange Commission ("SEC") and states, the initial audit of each Trust portfolio, legal fees and the initial fees and expenses of the Trustee) will be purchased in the same proportionate relationship as all the Securities contained in a Trust. Securities will be sold to reimburse the Sponsor for a Trust's organization costs at the end of the initial offering period (a significantly shorter time period than the life of the Trusts). During the initial offering period, there may be a decrease in the value of the Securities. To the extent the proceeds from the sale of these Securities are insufficient to repay the Sponsor for Trust organization costs, the Trustee will sell additional Securities to allow a Trust to fully reimburse the Sponsor. In that event, the net asset value per Unit of a Trust will be reduced by the amount of additional Securities sold. Although the dollar amount of the reimbursement due to the Sponsor will remain fixed and will never exceed the per Unit amount set forth for a Trust in "Notes to Statements of Net Assets," this will result in a greater effective cost per Unit to Unit holders for the reimbursement to the Sponsor. To the extent actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of a Trust. When Securities are sold to reimburse the Sponsor for organization costs, the Trustee will sell Securities, to the extent practicable, which will maintain the same proportionate relationship among the Securities contained in a Trust as existed prior to such sale.

Minimum Purchase.

The minimum amount you can purchase of a Trust is $1,000 worth of Units ($500 if you are purchasing Units for your Individual Retirement Account or any other qualified retirement plan).

Sales Charges.

The sales charge you will pay has both an initial and a deferred component. The initial sales charge, which you will pay at the time of purchase, is equal to the difference between the maximum sales charge of 2.65% of the Public Offering Price and the maximum remaining deferred sales charge (initially $.165 per Unit). This initial sales charge is initially equal to approximately 1.00% of the Public Offering Price of a Unit, but will vary from 1.00% depending on the purchase price of your Units and as deferred sales charge payments are made. When the Public Offering Price per Unit exceeds $10.00, the initial sales charge will exceed 1.00% of the Public Offering Price.


Monthly Deferred Sales Charge. In addition, ten monthly deferred sales charges of $.0165 per Unit will be deducted from a Trust's assets on approximately the twentieth day of each month from November 20, 2000 through August 20, 2001. If you buy Units at a price of less than $10.00 per Unit, the dollar amount of the deferred sales charge will not change, but the deferred sales charge on a percentage basis will be more than 1.65% of the Public Offering Price.

Discounts for Certain Persons.

If you invest at least $50,000 (except if you are purchasing for "Fee Accounts" as described below) the maximum sales charge is reduced, as follows:

                               Your maximum
If you invest                  sales charge
(in thousands)*                will be
_______________                ____________
$50 but less than $100         2.40%
$100 but less than $150        2.15%
$150 but less than $500        1.80%
$500 but less than $1,000      1.65%
$1,000 or more                 0.90%

*Breakpoint sales charges are also applied on a Unit basis utilizing a breakpoint equivalent in the above table of $10 per Unit and will be applied on whichever basis is more favorable to the investor. The breakpoints will be adjusted to take into consideration purchase orders stated in dollars which cannot be completely fulfilled due to the requirement that only whole Units be issued.

The reduced sales charge for quantity purchases will apply only to purchases made by the same person on any one day from any one dealer. To help you reach the above levels, you can combine the Units you purchase of the Trusts in this prospectus with any other same day purchases of other trusts for which we are Principal Underwriter and are currently in the initial offering period. In addition, we will also consider Units you purchase in the name of your spouse or child under 21 years of age to be purchases by you. The reduced sales charges will also apply to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account. You must inform your dealer of any combined purchases before the sale in order to be eligible for the reduced sales charge. Any reduced sales charge is the responsibility of the party making the sale.

If you commit to purchase Units of the Trusts, or subsequent series of the Trusts, valued at $1,000,000 or more over a 12-month period, commencing with your first purchase you will receive the reduced sales charge set forth above on all individual purchases over $83,000.

You may use your Rollover proceeds from a previous series of a Trust to purchase Units of a Trust at the Public Offering Price less 1.00% (for Rollover purchases of $1,000,000 or more, the deferred sales charge will be limited to 0.90% of the Public Offering Price), but you will not be eligible to receive the reduced sales charges described in the above table. In addition, you may use termination proceeds from other unit investments trusts with a similar strategy as a Trust, or redemption or termination proceeds from any unit investment trust we sponsor, to purchase Units of the Trust during the initial offering period at the Public Offering Price less 1.00%. Please note that any deferred sales charge remaining on units you redeem to buy Units of these Trusts will be deducted from those redemption proceeds.

Investors purchasing Units through registered broker/dealers who charge periodic fees in lieu of commissions or who charge for financial planning, investment advisory or asset management services or provide these or comparable services as part of an investment account where a comprehensive "wrap fee" or similar charge is imposed ("Fee Accounts") will not be assessed the initial or deferred sales charge described in this section on the purchase of Units. We reserve the right to limit or deny purchases of Units not subject to the initial or deferred sales charge by investors whose frequent trading activity we determine to be detrimental to the Trusts.

Employees, officers and directors (and immediate family members) of the Sponsor, our related companies, dealers and their affiliates, and vendors providing services to us may purchase Units at the Public Offering Price less the applicable dealer concession. Immediate family members include spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons.

The Sponsor and certain dealers may establish a schedule where employees, officers and directors of such dealers can purchase Units of a Trust at the Public Offering Price less the established schedule amount, which is designed to compensate such dealers for activities relating to the sale of Units (the "Employee Dealer Concession").

You will be charged the deferred sales charge per Unit regardless of any discounts. However, if you are eligible to receive a discount such that the maximum sales charge you must pay is less than the applicable maximum deferred sales charge, including Fee Accounts Units, you will be credited the difference between your maximum sales charge and the maximum deferred sales charge at the time you buy your Units. If you elect to have distributions reinvested into additional Units of your Trust, in addition to the reinvestment Units you receive you will also be credited additional Units with a dollar value at the time of reinvestment sufficient to cover the amount of any remaining deferred sales charge to be collected on such reinvestment Units. The dollar value of these additional credited Units (as with all Units) will fluctuate over time, and may be less on the dates deferred sales charges are collected than their value at the time they were issued.

The Value of the Securities.

The Evaluator will appraise the aggregate underlying value of the Securities in a Trust as of the Evaluation Time on each business day and will adjust the Public Offering Price of the Units according to this valuation. This Public Offering Price will be effective for all orders received before the Evaluation Time on each such day. If we or the Trustee receive orders for purchases, sales or redemptions after that time, or on a day which is not a business day, they will be held until the next determination of price. The term "business day" as used in this prospectus will exclude Saturdays, Sundays and certain national holidays on which the NYSE is closed.

The aggregate underlying value of the Securities in a Trust will be determined as follows: if the Securities are listed on a securities exchange or The Nasdaq Stock Market, their value is generally based on the closing sale prices on that exchange or system (unless it is determined that these prices are not appropriate as a basis for valuation). However, if there is no closing sale price on that exchange or system, they are valued based on the closing ask prices. If the Securities are not so listed, or, if so listed and the principal market for them is other than on that exchange or system, their value will generally be based on the current ask prices on the over-the-counter market (unless it is determined that these prices are not appropriate as a basis for valuation). If current ask prices are unavailable, the valuation is generally determined:

a) On the basis of current ask prices for comparable securities;

b) By appraising the value of the Securities on the ask side of the market; or

c) By any combination of the above.

The total value of the Securities in the Global Target 15 Portfolio during the initial offering period is computed on the basis of the offering side value of the relevant currency exchange rate expressed in U.S. dollars as of the Evaluation Time.

After the initial offering period is over, the aggregate underlying value of the Securities will be determined as set forth above, except that bid prices are used instead of ask prices when necessary. In addition, during this period the aggregate underlying value of the Securities is computed on the basis of the bid side value of the relevant currency exchange rate expressed in U.S. dollars as of the Evaluation Time.

                  Distribution of Units

We intend to qualify Units of the Trusts for sale in a number of states. All Units will be sold at the then current Public Offering Price.

Dealer Concessions.

Dealers and other selling agents can purchase Units at prices which reflect a concession or agency commission of 2.25% of the Public Offering Price per Unit. However, for Units subject to a sales charge which are purchased using redemption or termination proceeds or on purchases by Rollover Unit holders, this amount will be reduced to 1.3% of the sales price of these Units (0.5% for Rollover purchases of $1,000,000 or more).

Dealers and other selling agents who sell Units of a Trust during the initial offering period in the dollar amounts shown below will be entitled to the following additional sales concessions as a percentage of the Public Offering Price:

Total sales per Trust         Additional
(in millions)                 Concession
_____________________         __________
$1 but less than $3           0.050%
$3 but less than $5           0.100%
$5 or more                    0.150%

Dealers and other selling agents will not receive a concession on the sale of Units which are not subject to the initial or deferred sales charge, but such Units will be included in determining whether the above volume sales levels are met. Dealers and other selling agents who, during any consecutive 12-month period, sell at least $2 billion worth of primary market units of unit investment trusts sponsored by us will receive a concession of $30,000 in the month following the achievement of this level. We reserve the right to change the amount of concessions or agency commissions from time to time. If we reacquire, or the Trustee redeems, Units from brokers, dealers or other selling agents while a market is being maintained for such Units, such entities agree to immediately repay to us any concession or agency commission relating to the reacquired Units. Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is kept by or given to the banks in the amounts shown above.

Award Programs.

From time to time we may sponsor programs which provide awards to a dealer's registered representatives who have sold a minimum number of Units during a specified time period. We may also pay fees to qualifying dealers for services or activities which are meant to result in sales of Units of the Trusts. In addition, we will pay to dealers who sponsor sales contests or recognition programs that conform to our criteria, or participate in our sales programs, amounts equal to no more than the total applicable sales charge on Units sold by such persons during such programs. We make these payments out of our own assets and not out of Trust assets. These programs will not change the price you pay for your Units.

Investment Comparisons.

From time to time we may compare the estimated returns of a Trust (which may show performance net of the expenses and charges a Trust would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable investments such as the common stocks comprising various market indexes, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money, The New York Times, U.S. News and World Report, BusinessWeek, Forbes or Fortune. The investment characteristics of each Trust differ from other comparative investments. You should not assume that these performance comparisons will be representative of a Trust's future performance.

                  The Sponsor's Profits

We will receive a gross sales commission equal to the maximum sales charge per Unit for each Trust less any reduced sales charge as stated in "Public Offering." Also, any difference between our cost to purchase the Securities and the price at which we sell them to a Trust is considered a profit or loss (see Note 2 of "Notes to Schedules of Investments"). During the initial offering period, dealers and others may also realize profits or sustain losses as a result of fluctuations in the Public Offering Price they receive when they sell the Units.

In maintaining a market for Units, any difference between the price at which we purchase Units and the price at which we sell or redeem them will be a profit or loss to us.

                  The Secondary Market

Although not obligated, we intend to maintain a market for the Units after the initial offering period and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees and Trustee costs to transfer and record the ownership of Units. We may discontinue purchases of Units at any time. IF YOU WISH TO DISPOSE OF YOUR UNITS, YOU SHOULD ASK US FOR THE CURRENT MARKET PRICES BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. If you sell or redeem your Units before you have paid the total deferred sales charge on your Units, you will have to pay the remainder at that time.

                  How We Purchase Units

The Trustee will notify us of any tender of Units for redemption. If our bid is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive your proceeds from the sale no later than if they were redeemed by the Trustee. We may tender Units we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee may sell tendered Units in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

                  Expenses and Charges

The estimated annual expenses of the Trusts are listed under "Fee Table." If actual expenses of a Trust exceed the estimate, that Trust will bear the excess. The Trustee will pay operating expenses of the Trusts from the Income Account of a Trust if funds are available, and then from the Capital Account. The Income and Capital Accounts are noninterest-bearing to Unit holders, so the Trustee may earn interest on these funds, thus benefiting from their use.

As Sponsor, we will be compensated for providing bookkeeping and other administrative services to the Trusts, and will receive brokerage fees when a Trust uses us (or an affiliate of ours) as agent in buying or selling Securities. First Trust Advisors L.P., an affiliate of ours, acts as both Portfolio Supervisor and Evaluator to the Trusts and will receive the fees set forth under "Fee Table" for providing portfolio supervisory and evaluation services to the Trusts. In providing portfolio supervisory services, the Portfolio Supervisor may purchase research services from a number of sources, which may include underwriters or dealers of the Trusts.

The fees payable to us, First Trust Advisors L.P. and the Trustee are based on the largest aggregate number of Units of a Trust outstanding at any time during the calendar year, except during the initial offering period, in which case these fees are calculated based on the largest number of Units outstanding during the period for which compensation is paid. These fees may be adjusted for inflation without Unit holders' approval, but in no case will the annual fee paid to us or our affiliates for providing a given service to all unit investment trusts for which we provide such services be more than the actual cost of providing such service in such year.

As Sponsor, we will receive a fee from each Trust for creating and developing the Trusts, including determining each Trust's objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. The "creation and development fee" is accrued (and becomes a liability of each Trust) on a daily basis. The dollar amount of the creation and development fee accrued each day, which will vary with fluctuations in a Trust's net asset value, is determined by multiplying the net asset value of the Trust on that day by 1/365 of the annual creation and development fee of .35%. The total amount of any accrued but unpaid creation and development fee is paid to the Sponsor on a monthly basis from the assets of your Trust. If you redeem your Units, you will only be responsible for any accrued and unpaid creation and development fee through the date of redemption. In connection with the creation and development fee, in no event will the Sponsor collect more than 1.00% of a Unit holder's initial investment. We do not use this fee to pay distribution expenses or as compensation for sales efforts.

In addition to a Trust's operating expenses, and the fees described above, the Trusts may also incur the following charges:

- A quarterly license fee (which will fluctuate with a Trust's net asset value) payable by certain of the Trusts for the use of certain trademarks and trade names of Dow Jones, Standard & Poor's, The Nasdaq Stock Market, Inc. or Value Line;

- All legal expenses of the Trustee according to its responsibilities under the Indenture;

- The expenses and costs incurred by the Trustee to protect a Trust and your rights and interests;

- Fees for any extraordinary services the Trustee performed under the Indenture;

- Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of a Trust;

- Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Depositor of a Trust;

- Foreign custodial and transaction fees, if any; and/or

- All taxes and other government charges imposed upon the Securities or any part of a Trust.

The above expenses and the Trustee's annual fee are secured by a lien on a Trust. Since the Securities are all common stocks and dividend income is unpredictable, we cannot guarantee that dividends will be sufficient to meet any or all expenses of a Trust. If there is not enough cash in the Income or Capital Accounts of a Trust, the Trustee has the power to sell Securities in a Trust to make cash available to pay these charges which may result in capital gains or losses to you. See "Tax Status."

                       Tax Status

United States Taxation.

This section summarizes some of the main U.S. federal income tax consequences of owning Units of the Trusts. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences.

Trust Status.

The Trusts will not be taxed as corporations for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the Securities and other assets held by a Trust, and as such you will be considered to have received a pro rata share of income (i.e., dividends and capital gains, if any) from each Security when such income is considered to be received by a Trust. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust which you must take into account for federal income tax purposes is not reduced for amounts used to pay Trust expenses (including the deferred sales charge, if any).

Your Tax Basis and Income or Loss Upon Disposition.

If your Trust disposes of Securities, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Securities from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Security or other Trust asset by apportioning the cost of your Units, generally including sales charges, among each Security or other Trust asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the lowest tax bracket). Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine the holding period of your Units. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Tax Code may, however, treat certain capital gains as ordinary income in special situations.

Rollovers.

If you elect to have your proceeds from a Trust rolled over into the next series of such Trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of a Trust for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Securities under the wash sale provisions of the Internal Revenue Code.

In-Kind Distributions.

Under certain circumstances, you may request a distribution of Securities (an "In-Kind Distribution") from a Domestic Trust when you redeem your Units (except for Fee Accounts) or at a Trust's termination. If you request an In-Kind Distribution you will be responsible for any expenses related to this distribution. By electing to receive an In-Kind Distribution, you will receive whole shares of stock plus, possibly, cash.

You will not recognize gain or loss if you only receive Securities in exchange for your pro rata portion of the Securities held by a Trust. However, if you also receive cash in exchange for a fractional share of a Security held by such Trust, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such fractional share of the Security.

Limitations on the Deductibility of Trust Expenses.

Generally, for federal income tax purposes you must take into account your full pro rata share of a Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by a Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of a Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

Foreign, State and Local Taxes.

Distributions by a Trust that are treated as U.S. source income (e.g., dividends received on Securities of domestic corporations) will generally be subject to U.S. income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-U.S. persons, subject to any applicable treaty. However, distributions by a Trust that are derived from dividends of Securities of a foreign corporation and that are not effectively connected to your conduct of a trade or business within the United States will generally not be subject to U.S. income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other U.S. persons, provided that less than 25% of the gross income of the foreign corporation over the three-year period ending with the close of the taxable year preceding payment was effectively connected to the conduct of a trade or business within the United States.

Some distributions by a Trust may be subject to foreign withholding taxes. Any dividends withheld will nevertheless be treated as income to you. However, because you are deemed to have paid directly your share of foreign taxes that have been paid or accrued by a Trust, you may be entitled to a foreign tax credit or deduction for U.S. tax purposes with respect to such taxes.

Under the existing income tax laws of the State and City of New York, the Trusts will not be taxed as corporations, and the income of the Trusts will be treated as the income of the Unit holders in the same manner as for federal income tax purposes.

United Kingdom Taxation.

The following summary describes certain important U.K. tax consequences for certain U.S. Unit holders who hold Units in the Global Target 15 Portfolio as capital assets. This summary is intended to be a general guide only and is subject to any changes in law occurring after the date of this prospectus. You should consult your own tax advisor about your particular circumstances.

Taxation of Dividends. A U.K. resident individual who receives a dividend from a U.K. company is generally entitled to a tax credit, which is either offset against U.K. tax liabilities or, in certain circumstances, repaid.

You will not be able to claim any refund of the tax credit for dividends paid by U.K. companies.

Taxation of Capital Gains. U.S. investors who are neither resident nor ordinarily resident in the United Kingdom will not generally be liable for U.K. tax on gains arising on the disposal of Units in the Global Target 15 Portfolio. However, they may be liable if the Units are used, held or acquired for the purposes of a trade, profession or vocation carried on in the United Kingdom. Individual U.S. investors may also be liable if they have previously been resident or ordinarily resident in the United Kingdom and become resident or ordinarily resident in the United Kingdom in the future.

Inheritance Tax. Individual U.S. investors who are domiciled in the United States and who are not U.K. nationals will generally not be subject to U.K. inheritance tax on death or on gifts of the Units made during their lifetimes, provided any applicable U.S. federal gift or estate tax is paid. They may be subject to U.K. inheritance tax if the Units are used in a business in the United Kingdom or relate to the performance of personal services in the United Kingdom.

Where the Units are held on trust, the Units will generally not be subject to U.K. inheritance tax unless the settlor, at the time of settlement, was domiciled in the United Kingdom, in which case they may be subject to tax.

It is very unlikely that the Units will be subject to both U.K.
inheritance tax and U.S. federal gift or estate tax. If they were, one of the taxes could generally be credited against the other.

Stamp Tax. A sale of Securities listed in the FT Index will generally result in either U.K. stamp duty or stamp duty reserve tax being payable by the purchaser. The Global Target 15 Portfolio paid this tax when it acquired Securities. When the Global Target 15 Portfolio sells Securities, it is anticipated that the tax will be paid by the purchaser.

Hong Kong Taxation.

The following summary describes certain important Hong Kong tax consequences to certain U.S. Unit holders who hold Units in the Global Target 15 Portfolio as capital assets. This summary assumes that you are not carrying on a trade, profession or business in Hong Kong and that you have no profits sourced in Hong Kong arising from the carrying on of such trade, profession or business. This summary is intended to be a general guide only and is subject to any changes in Hong Kong or U.S. law occurring after the date of this prospectus and you should consult your own tax advisor about your particular circumstances.

Taxation of Dividends. Dividends you receive from the Global Target 15 Portfolio relating to Hong Kong issuers are not taxable and therefore will not be subject to the deduction of any withholding tax.

Profits Tax. Unless you are carrying on a trade, profession or business in Hong Kong you will not be subject to profits tax imposed by Hong Kong on any gain or profits made on the realization or other disposal of your Units.

Estate Duty. Units of the Global Target 15 Portfolio do not give rise to Hong Kong estate duty liability.

                  Retirement Plans

You may purchase Units of the Trusts for:

- Individual Retirement Accounts;

- Keogh Plans;

- Pension funds; and

- Other tax-deferred retirement plans.

Generally, the federal income tax on capital gains and income received in each of the above plans is deferred until you receive distributions. These distributions are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Before participating in a plan like this, you should review the tax laws regarding these plans and consult your attorney or tax advisor. Brokerage firms and other financial institutions offer these plans with varying fees and charges.

                 Rights of Unit Holders

Unit Ownership.

The Trustee will treat as Record Owner of Units persons registered as such on its books. It is your responsibility to notify the Trustee when you become Record Owner, but normally your broker/dealer provides this notice. You may elect to hold your Units in either certificated or uncertificated form. All Fee Accounts Units, however, will be held in uncertificated form.

Certificated Units. When you purchase your Units you can request that they be evidenced by certificates, which will be delivered shortly after your order. Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof. You can transfer or redeem your certificated Units by endorsing and surrendering the certificate to the Trustee, along with a written instrument of transfer. You must sign your name exactly as it appears on the face of the certificate with signature guaranteed by an eligible institution. In certain cases the Trustee may require additional documentation before they will transfer or redeem your Units.

You may be required to pay a nominal fee to the Trustee for each certificate reissued or transferred, and to pay any government charge that may be imposed for each transfer or exchange. If a certificate gets lost, stolen or destroyed, you may be required to furnish indemnity to the Trustee to receive replacement certificates. You must surrender mutilated certificates to the Trustee for replacement.

Uncertificated Units. You may also choose to hold your Units in uncertificated form. If you choose this option, the Trustee will establish an account for you and credit your account with the number of Units you purchase. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send you:

- A written initial transaction statement containing a description of your Trust;

- The number of Units issued or transferred;

- Your name, address and Taxpayer Identification Number ("TIN");

- A notation of any liens or restrictions of the issuer and any adverse claims; and

- The date the transfer was registered.

Uncertificated Units may be transferred the same way as certificated Units, except that no certificate needs to be presented to the Trustee. Also, no certificate will be issued when the transfer takes place unless you request it. You may at any time request that the Trustee issue certificates for your Units.

Unit Holder Reports.

In connection with each distribution, the Trustee will provide you with a statement detailing the per Unit amount of income (if any) distributed. After the end of each calendar year, the Trustee will provide you:

- A summary of transactions in your Trust for the year;

- A list of any Securities sold during the year and the Securities held at the end of that year by your Trust;

- The Redemption Price per Unit, computed on the 31st day of December of such year (or the last business day before); and

- Amounts of income and capital distributed during the year.

You may request from the Trustee copies of the evaluations of the Securities as prepared by the Evaluator to enable you to comply with federal and state tax reporting requirements.

            Income and Capital Distributions

You will begin receiving distributions on your Units only after you become a Record Owner. The Trustee will credit dividends received on a Trust's Securities to the Income Account of such Trust. All other receipts, such as return of capital, are credited to the Capital Account of such Trust. Dividends received on foreign Securities, if any, are converted into U.S. dollars at the applicable exchange rate.

The Trustee will distribute any net income in the Income Account on or near the Income Distribution Dates to Unit holders of record on the preceding Income Distribution Record Date. See "Summary of Essential Information." No income distribution will be paid if accrued expenses of a Trust exceed amounts in the Income Account on the Income Distribution Dates. Distribution amounts will vary with changes in a Trust's fees and expenses, in dividends received and with the sale of Securities. The Trustee will distribute amounts in the Capital Account, net of amounts designated to meet redemptions, pay the deferred sales charge or pay expenses, on the last day of each month to Unit holders of record on the fifteenth day of each month provided the amount equals at least $1.00 per 100 Units. If the Trustee does not have your TIN, it is required to withhold a certain percentage of your distribution and deliver such amount to the Internal Revenue Service ("IRS"). You may recover this amount by giving your TIN to the Trustee, or when you file a tax return. However, you should check your statements to make sure the Trustee has your TIN to avoid this "back-up withholding."

We anticipate that there will be enough money in the Capital Account of a Trust to pay the deferred sales charge. If not, the Trustee may sell Securities to meet the shortfall.

Within a reasonable time after a Trust is terminated, unless you are a Rollover Unit holder, you will receive the pro rata share of the money from the sale of the Securities. However, if you own Units of a Domestic Trust, you may elect to receive an In-Kind Distribution as described under "Amending or Terminating the Indenture." All Unit holders will receive a pro rata share of any other assets remaining in their Trust, after deducting any unpaid expenses.

The Trustee may establish reserves (the "Reserve Account") within a Trust to cover anticipated state and local taxes or any governmental charges to be paid out of that Trust.

Distribution Reinvestment Option. You may elect to have each distribution of income and/or capital reinvested into additional Units of your Trust by notifying the Trustee at least 10 days before any Record Date. Each later distribution of income and/or capital on your Units will be reinvested by the Trustee into additional Units of your Trust. There is no sales charge on Units acquired through the Distribution Reinvestment Option, as discussed under "Public Offering." This option may not be available in all states. PLEASE NOTE THAT EVEN IF YOU REINVEST DISTRIBUTIONS, THEY ARE STILL CONSIDERED DISTRIBUTIONS FOR INCOME TAX PURPOSES.

                  Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending the certificates representing the Units you want to redeem to the Trustee at its unit investment trust office. If your Units are uncertificated, you need only deliver a request for redemption to the Trustee. In either case, the certificates or the redemption request must be properly endorsed with proper instruments of transfer and signature guarantees as explained in "Rights of Unit Holders-Unit Ownership" (or by providing satisfactory indemnity if the certificates were lost, stolen, or destroyed). No redemption fee will be charged, but you are responsible for any governmental charges that apply. Three business days after the day you tender your Units (the "Date of Tender") you will receive cash in an amount for each Unit equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which the Trustee receives your certificates or redemption request (if such day is a day the NYSE is open for trading). However, if your certificates or redemption request are received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing income will be withdrawn from the Income Account of a Trust if funds are available for that purpose, or from the Capital Account. All other amounts paid on redemption will be taken from the Capital Account of a Trust. The IRS will require the Trustee to withhold a portion of your redemption proceeds if the Trustee does not have your TIN as generally discussed under "Income and Capital Distributions."

If you tender 1,000 Units or more of a Domestic Trust for redemption (except for Fee Accounts), rather than receiving cash, you may elect to receive an In-Kind Distribution in an amount equal to the Redemption Price per Unit by making this request in writing to the Trustee at the time of tender. However, no In-Kind Distribution requests submitted during the nine business days prior to a Trust's Mandatory Termination Date will be honored. Where possible, the Trustee will make an In-Kind Distribution by distributing each of the Securities in book-entry form to your bank or broker/dealer account at the Depository Trust Company. The Trustee will subtract any customary transfer and registration charges from your In-Kind Distribution. As a tendering Unit holder, you will receive your pro rata number of whole shares of the Securities that make up the portfolio, and cash from the Capital Account equal to the fractional shares to which you are entitled.

The Trustee may sell Securities to make funds available for redemption. If Securities are sold, the size and diversification of a Trust will be reduced. These sales may result in lower prices than if the Securities were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

- If the NYSE is closed (other than customary weekend and holiday closings);

- If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Securities not reasonably practical; or

- For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1. cash in the Income and Capital Accounts of a Trust not designated to purchase Securities;

2. the aggregate underlying value of the Securities held in that Trust;
and

3. dividends receivable on the Securities trading ex-dividend as of the date of computation; and

deducting

1. any applicable taxes or governmental charges that need to be paid out of such Trust;

2. any amounts owed to the Trustee for its advances;

3. estimated accrued expenses of such Trust, if any;

4. cash held for distribution to Unit holders of record of such Trust as of the business day before the evaluation being made;

5. liquidation costs for foreign Securities, if any; and

6. other liabilities incurred by such Trust; and

dividing

1. the result by the number of outstanding Units of such Trust.

Any remaining deferred sales charge on the Units when you redeem them will be deducted from your redemption proceeds. In addition, during the initial offering period, the Redemption Price per Unit will include estimated organization costs as set forth under "Fee Table."

                Investing in a New Trust

Each Trust's portfolio has been selected on the basis of capital appreciation potential for a limited time period. When each Trust is about to terminate, you may have the option to roll your proceeds into the next series of a Trust (the "New Trusts") if one is available. We intend to create the New Trusts in conjunction with the termination of the Trusts and plan to apply the same strategy we used to select the portfolio for the Trusts to the New Trusts.

If you wish to have the proceeds from your Units rolled into a New Trust you must notify the Trustee in writing of your election by the Rollover Notification Date stated in the "Summary of Essential Information." As a Rollover Unit holder, your Units will be redeemed and the underlying Securities sold by the Trustee, in its capacity as Distribution Agent, during the Special Redemption and Liquidation Period. The Distribution Agent may engage us or other brokers as its agent to sell the Securities.

Once all of the Securities are sold, your proceeds, less any brokerage fees, governmental charges or other expenses involved in the sales, will be used to buy units of a New Trust or trust with a similar investment strategy that you have selected, provided such trusts are registered and being offered. Accordingly, proceeds may be uninvested for up to several days. Units purchased with rollover proceeds will generally be purchased subject only to the maximum remaining deferred sales charge on such units (currently expected to be $.165 per unit). Units purchased using proceeds from Fee Accounts Units will generally not be subject to any deferred sales charge.

We intend to create New Trust units as quickly as possible, depending on the availability of the Securities contained in a New Trust's portfolio. Rollover Unit holders will be given first priority to purchase New Trust units. We cannot, however, assure the exact timing of the creation of New Trust units or the total number of New Trust units we will create. Any proceeds not invested on behalf of Rollover Unit holders in New Trust units will be distributed within a reasonable time after such occurrence. Although we believe that enough New Trust units can be created, monies in a New Trust may not be fully invested on the next business day.

Please note that there are certain tax consequences associated with becoming a Rollover Unit holder. See "Tax Status." If you elect not to participate as a Rollover Unit holder ("Remaining Unit holders"), you will not incur capital gains or losses due to the Special Redemption and Liquidation, nor will you be charged any additional sales charge. We may modify, amend or terminate this rollover option upon 60 days notice.

            Removing Securities from a Trust

The portfolios of the Trusts are not managed. However, we may, but are not required to, direct the Trustee to dispose of a Security in certain limited circumstances, including situations in which:

- The issuer of the Security defaults in the payment of a declared dividend;

- Any action or proceeding prevents the payment of dividends;

- There is any legal question or impediment affecting the Security;

- The issuer of the Security has breached a covenant which would affect the payment of dividends, the issuer's credit standing, or otherwise damage the sound investment character of the Security;

- The issuer has defaulted on the payment of any other of its outstanding obligations;

- There has been a public tender offer made for a Security or a merger or acquisition is announced affecting a Security, and that in our opinion the sale or tender of the Security is in the best interest of Unit holders; or

- The price of the Security has declined to such an extent, or such other credit factors exist, that in our opinion keeping the Security would be harmful to a Trust.

Except in the limited instance in which a Trust acquires Replacement Securities, as described in "The FT Series," a Trust may not acquire any securities or other property other than the Securities. The Trustee, on behalf of a Trust, will reject any offer for new or exchanged securities or property in exchange for a Security, such as those acquired in a merger or other transaction. If such exchanged securities or property are nevertheless acquired by a Trust, at our instruction they will either be sold or held in such Trust. In making the determination as to whether to sell or hold the exchanged securities or property we may get advice from the Portfolio Supervisor. Any proceeds received from the sale of Securities, exchanged securities or property will be credited to the Capital Account of a Trust for distribution to Unit holders or to meet redemption requests. The Trustee may retain and pay us or an affiliate of ours to act as agent for the Trusts to facilitate selling Securities, exchanged securities or property from the Trusts. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Trustee may sell Securities designated by us, or, absent our direction, at its own discretion, in order to meet redemption requests or pay expenses. In designating Securities to be sold, we will try to maintain the proportionate relationship among the Securities. If this is not possible, the composition and diversification of a Trust may be changed. To get the best price for a Trust we may specify minimum amounts (generally 100 shares) in which blocks of Securities are to be sold. We may consider sales of Units of unit investment trusts which we sponsor when we make recommendations to the Trustee as to which broker/dealers they select to execute the Trusts' portfolio transactions, or when acting as agent for the Trusts in acquiring or selling Securities on behalf of the Trusts.

          Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

- To cure ambiguities;

- To correct or supplement any defective or inconsistent provision;

- To make any amendment required by any governmental agency; or

- To make other changes determined not to be materially adverse to your best interests (as determined by us and the Trustee).

Termination. As provided by the Indenture, each Trust will terminate on the Mandatory Termination Date. A Trust may be terminated prior to the Mandatory Termination Date:

- Upon the consent of 100% of the Unit holders;

- If the value of the Securities owned by such Trust as shown by any evaluation is less than the lower of $2,000,000 or 20% of the total value of Securities deposited in such Trust during the initial offering period ("Discretionary Liquidation Amount"); or

- In the event that Units of a Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by underwriters, including the Sponsor.

Prior to termination, the Trustee will send written notice to all Unit holders which will specify how you should tender your certificates, if any, to the Trustee. If a Trust is terminated due to this last reason, we will refund your entire sales charge; however, termination of a Trust before the Mandatory Termination Date for any other stated reason will result in all remaining unpaid deferred sales charges on your Units being deducted from your termination proceeds. For various reasons, including Unit holders' participation as Rollover Unit holders, a Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Mandatory Termination Date.

Unless terminated earlier, the Trustee will begin to sell Securities in connection with the termination of a Trust during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date. We will determine the manner and timing of the sale of Securities. Because the Trustee must sell the Securities within a relatively short period of time, the sale of Securities as part of the termination process may result in a lower sales price than might otherwise be realized if such sale were not required at this time.

If you own at least 1,000 Units of a Domestic Trust the Trustee will send you a form at least 30 days prior to the Mandatory Termination Date which will enable you to receive an In-Kind Distribution of Securities (reduced by customary transfer and registration charges and subject to any additional restrictions imposed on Fee Accounts Units by "wrap fee" plans) rather than the typical cash distribution. You must notify the Trustee at least ten business days prior to the Mandatory Termination Date if you elect this In-Kind Distribution option. If you do not elect to participate in either the Rollover Option or the In-Kind Distribution option, you will receive a cash distribution from the sale of the remaining Securities, along with your interest in the Income and Capital Accounts, within a reasonable time after your Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from a Trust any accrued costs, expenses, advances or indemnities provided for by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.

    Information on the Sponsor, Trustee and Evaluator

The Sponsor.

We, Nike Securities L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we act as Sponsor for successive series of:

- The First Trust Combined Series

- FT Series (formerly known as The First Trust Special Situations Trust)

- The First Trust Insured Corporate Trust

- The First Trust of Insured Municipal Bonds

- The First Trust GNMA

First Trust introduced the first insured unit investment trust in 1974. To date we have deposited more than $27 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation. Our principal offices are at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number
(630) 241-4141. As of December 31, 1999, the total partners' capital of Nike Securities L.P. was $19,881,035 (audited).

This information refers only to us and not to the Trusts or to any series of the Trusts or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

Code of Ethics. The Sponsor and the Trusts have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.

The Trustee.

The Trustee is The Chase Manhattan Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th Floor, New York, New York, 10004-2413. If you have questions regarding the Trusts, you may call the Customer Service Help Line at 1-800-682-7520. The Trustee is supervised by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee has not participated in selecting the Securities; it only provides administrative services.

Limitations of Liabilities of Sponsor and Trustee.

Neither we nor the Trustee will be liable for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the Trustee's case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Securities are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.

The Trustee will not be liable for any taxes or other governmental charges or interest on the Securities which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

- Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC;

- Terminate the Indenture and liquidate the Trust; or

- Continue to act as Trustee without terminating the Indenture.

The Evaluator.

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The
Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532.

The Trustee, Sponsor and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information, but will not be liable to the Trustee, Sponsor or Unit holders for errors in judgment.

                    Other Information

Legal Opinions.

Our counsel is Chapman and Cutler, 111 W. Monroe St., Chicago, Illinois, 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter, Ledyard & Milburn acts as the Trustee's counsel, as well as special New York tax counsel for the Trusts.

Experts.

Ernst & Young LLP, independent auditors, have audited the Trusts' statements of net assets, including the schedules of investments, at the opening of business on the Initial Date of Deposit, as set forth in their report. We've included the Trusts' statements of net assets, including the schedules of investments, in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

Supplemental Information.

If you write or call the Trustee, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

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Page 42


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Page 43


                    FIRST TRUST(registered trademark)

           The Dow(sm) Target 5 Portfolio, October 2000 Series
          The Dow(sm) Target 10 Portfolio, October 2000 Series
             Global Target 15 Portfolio, October 2000 Series
            The S&P Target 10 Portfolio, October 2000 Series
           The Nasdaq Target 15 Portfolio, October 2000 Series
 Value Line(registered trademark) Target Portfolio, October 2000 Series
            The Dow(sm) DART 5 Portfolio, October 2000 Series
           The Dow(sm) DART 10 Portfolio, October 2000 Series

                                 FT 454

                                Sponsor:

                          Nike Securities L.P.

                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                        The Chase Manhattan Bank

                       4 New York Plaza, 6th floor
                      New York, New York 10004-2413
                             1-800-682-7520
                          24-Hour Pricing Line:
                             1-800-446-0132

                        ________________________

When Units of the Trusts are no longer available, this prospectus may be used as a preliminary prospectus for a future series, in which case you should note the following:

THE INFORMATION IN THE PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE
  MAY NOT SELL, OR ACCEPT OFFERS TO BUY, SECURITIES OF A FUTURE SERIES UNTIL THAT SERIES HAS BECOME EFFECTIVE WITH THE SECURITIES AND EXCHANGE
COMMISSION. NO SECURITIES CAN BE SOLD IN ANY STATE WHERE A SALE WOULD BE
                                ILLEGAL.

                        ________________________

  This prospectus contains information relating to the above-mentioned unit investment trusts, but does not contain all of the information about this investment company as filed with the Securities and Exchange
                Commission in Washington, D.C. under the:


-  Securities Act of 1933 (file no. 333-43200) and


-  Investment Company Act of 1940 (file no. 811-05903)

  Information about the Trusts, including their Codes of Ethics, can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington D.C. Information regarding the operation of the Commission's Public Reference Room may be obtained by calling the
                      Commission at 1-202-942-8090.

 Information about the Trusts is available on the EDGAR Database on the
                      Commission's Internet site at
                           http://www.sec.gov.

                 To obtain copies at prescribed rates -

              Write: Public Reference Section of the Commission
                     450 Fifth Street, N.W.;
                     Washington, D.C. 20549-0102
     e-mail address: publicinfo@sec.gov


                           September 29, 2000
                      As amended October 2, 2000


           PLEASE RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE

Page 44


                   First Trust (registered trademark)

                         TARGET PORTFOLIO SERIES

                              The FT Series

                         Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of unit investment trusts ("Trusts") contained in the Target Portfolio Series not found in the prospectus for the Trusts. This Information Supplement is not a prospectus and does not include all of the information that a prospective investor should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which an investor is considering investing.


This Information Supplement is dated September 29, 2000, as amended October 2, 2000. Capitalized terms have been defined in the prospectus.


                                                   Table of Contents
Dow Jones & Company, Inc.                                                                                      1
Standard & Poor's                                                                                              2
The Nasdaq Stock Market, Inc.                                                                                  2
Value Line Publishing, Inc.                                                                                    3
Risk Factors
   Securities                                                                                                  3
   Dividends                                                                                                   4
   Foreign Issuers                                                                                             4
      United Kingdom                                                                                           5
      Hong Kong                                                                                                5
   Exchange Rate                                                                                               6
Litigation
   Tobacco Industry                                                                                           10
Concentrations
   Energy Companies                                                                                           10
   Healthcare Companies                                                                                       11
   Real Estate Companies                                                                                      12
   Technology Companies                                                                                       14
Portfolios
   Equity Securities Selected for The Dow(sm) Target 5 Portfolio, October 2000 Series                         15
   Equity Securities Selected for The Dow(sm) Target 10 Portfolio, October 2000 Series                        15
   Equity Securities Selected for Global Target 15 Portfolio, October 2000 Series                             16
   Equity Securities Selected for The S&P Target 10 Portfolio, October 2000 Series                            17
   Equity Securities Selected for The Nasdaq Target 15 Portfolio, October 2000 Series                         18
   Equity Securities Selected for Value Line(registered trademark) Target Portfolio, October 2000 Series      19
   Equity Securities Selected for The Dow(sm) DART 5 Portfolio, October 2000 Series                           20
   Equity Securities Selected for The Dow(sm) DART 10 Portfolio, October 2000 Series                          21

Dow Jones & Company, Inc.

The Trusts are not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. ("Dow Jones"). Dow Jones makes no representation or warranty, express or implied, to the owners of the Trusts or any member of the public regarding the advisability of investing in securities generally or in the Trusts particularly. Dow Jones' only relationship to the Sponsor is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average(sm), which is determined, composed and calculated by Dow Jones without regard to the Sponsor or the Trusts. Dow Jones has no obligation to take the needs of the Sponsor or the owners of the Trusts into consideration in determining, composing or calculating the Dow Jones Industrial Average(sm). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Trusts to be issued or in the determination or calculation of the equation by which the Trusts are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Trusts.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, OWNERS OF THE TRUSTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Standard & Poor's

The Trusts are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Trusts or any member of the public regarding the advisability of investing in securities generally or in the Trusts particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the licensee or the Trusts. S&P has no obligation to take the needs of the licensee or the owners of the Trusts into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Trusts or the timing of the issuance or sale of the Trusts or in the determination or calculation of the equation by which the Trusts are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Trusts.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE TRUSTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

The Nasdaq Stock Market, Inc.

The Nasdaq Target 15 Portfolio Series is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to The Nasdaq Target 15 Portfolio Series. The Corporations make no representation or warranty, express or implied, to the owners of Units of The Nasdaq Target 15 Portfolio Series or any member of the public regarding the advisability of investing in securities generally or in The Nasdaq Target 15 Portfolio Series particularly, or the ability of the Nasdaq 100 Index(registered trademark) to track general stock market performance. The Corporations' only relationship to the Sponsor ("Licensee") is in the licensing of the Nasdaq 100(registered trademark), Nasdaq 100 Index(registered trademark) and Nasdaq(registered trademark) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq 100 Index(registered trademark) which is determined, composed and calculated by Nasdaq without regard to Licensee or The Nasdaq Target 15 Portfolio Series. Nasdaq has no obligation to take the needs of the Licensee or the owners of Units of The Nasdaq Target 15 Portfolio Series into consideration in determining, composing or calculating the Nasdaq 100 Index(registered trademark). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of The Nasdaq Target 15 Portfolio Series to be issued or in the determination or calculation of the equation by which The Nasdaq Target 15 Portfolio Series is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of The Nasdaq Target 15 Portfolio Series.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ 100 INDEX(registered trademark) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE NASDAQ TARGET 15 PORTFOLIO SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ 100 INDEX(registered trademark) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ 100 INDEX(registered trademark) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Value Line Publishing, Inc.

Value Line Publishing, Inc.'s ("VLPI") only relationship to Nike is VLPI's licensing to Nike of certain VLPI trademarks and trade names and the Value Line(registered trademark) Timeliness(TM) Ranking System (the "System"), which is composed by VLPI without regard to Nike, this Product or any investor. VLPI has no obligation to take the needs of Nike or any investor in the Product into consideration in composing the System. The Product results may differ from the hypothetical or published results of the Value Line(registered trademark) Timeliness(TM) Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Product or the timing of the issuance for sale of the Product or in the calculation of the equations by which the Product is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PRODUCT.

Risk Factors

Securities. An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Securities or the general condition of the relevant stock market may worsen, and the value of the Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value, as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Both U.S. and foreign markets have experienced substantial volatility and significant declines recently as a result of certain or all of these factors.

Dividends. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Trusts have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

Foreign Issuers. Since certain or all of the Securities included in the International Trusts consist of securities of foreign issuers, an investment in such Trusts involves certain investment risks that are different in some respects from an investment in a trust which invests entirely in the securities of domestic issuers. These investment risks include future political or governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Securities, the possibility that the financial condition of the issuers of the Securities may become impaired or that the general condition of the relevant stock market may worsen (both of which would contribute directly to a decrease in the value of the Securities and thus in the value of the Units), the limited liquidity and relatively small market capitalization of the relevant securities market, expropriation or confiscatory taxation, economic uncertainties and foreign currency devaluations and fluctuations. In addition, for foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. The securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable domestic issuers. In addition, fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. However, due to the nature of the issuers of the Securities selected for the International Trusts, the Sponsor believes that adequate information will be available to allow the Supervisor to provide portfolio surveillance for such Trusts.

Securities issued by non-U.S. issuers generally pay dividends in foreign currencies and are principally traded in foreign currencies. Therefore, there is a risk that the United States dollar value of these securities will vary with fluctuations in the U.S. dollar foreign exchange rates for the various Securities. See "Exchange Rate" below.

On the basis of the best information available to the Sponsor at the present time, none of the Securities in the International Trusts are subject to exchange control restrictions under existing law which would materially interfere with payment to such Trusts of dividends due on, or proceeds from the sale of, the Securities. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payment to such a Trust. The adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of international securities in the International Trusts and on the ability of such Trusts to satisfy their obligation to redeem Units tendered to the Trustee for redemption. In addition, restrictions on the settlement of transactions on either the purchase or sale side, or both, could cause delays or increase the costs associated with the purchase and sale of the foreign Securities and correspondingly could affect the price of the Units.

Investors should be aware that it may not be possible to buy all Securities at the same time because of the unavailability of any Security, and restrictions applicable to a Trust relating to the purchase of a Security by reason of the federal securities laws or otherwise.

Foreign securities generally have not been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of such Act. Sales of non-exempt Securities by a Trust in the United States securities markets are subject to severe restrictions and may not be practicable. Accordingly, sales of these Securities by a Trust will generally be effected only in foreign securities markets. Although the Sponsor does not believe that the International Trust will encounter obstacles in disposing of the Securities, investors should realize that the Securities may be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the United States. The value of the Securities will be adversely affected if trading markets for the Securities are limited or absent.

United Kingdom. The emphasis of the United Kingdom's economy is in the private services sector, which includes the wholesale and retail sector, banking, finance, insurance and tourism. Services as a whole account for a majority of the United Kingdom's gross national product and makes a significant contribution to the country's balance of payments. The portfolios of the International Trusts may contain common stocks of British companies engaged in such industries as banking, chemicals, building and construction, transportation, telecommunications and insurance. Many of these industries may be subject to government regulation, which may have a materially adverse effect on the performance of their stock. In the first quarter of 1998, gross domestic product (GDP) of the United Kingdom grew to a level 3.0% higher than in the first quarter of 1997, however the overall rate of GDP growth has slowed since the third quarter of 1997. The slow down largely reflects a deteriorating trade position and higher indirect taxes. The average quarterly rate of GDP growth in the United Kingdom (as well as in Europe generally) has been decelerating since 1994. The United Kingdom is a member of the European Union (the "EU") which was created through the formation of the Maastricht Treaty on European Union in late 1993. It is expected that the Treaty will have the effect of eliminating most remaining trade barriers between the 15 member nations and make Europe one of the largest common markets in the world. However, the effective implementation of the Treaty provisions and the rate at which trade barriers are eliminated is uncertain at this time. Furthermore, the recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and Europe and the impact of such development upon the value of Securities issued by United Kingdom companies impossible to predict.

A majority of the EU members converted their existing sovereign currencies to a common currency (the "euro") on January 1, 1999. The United Kingdom did not participate in this conversion on January 1, 1999 and the Sponsor is unable to predict if or when the United Kingdom will convert to the euro. Moreover, it is not possible to accurately predict the effect of the current political and economic situation upon long-term inflation and balance of trade cycles and how these changes, as well as the implementation of a common currency throughout a majority of EU countries, would affect the currency exchange rate between the U.S. dollar and the British pound sterling. In addition, United Kingdom companies with significant markets or operations in other European countries (whether or not such countries are participating) face strategic challenges as these entities adapt to a single trans-national currency. The euro conversion may have a material impact on revenues, expenses or income from operations; increase competition due to the increased price transparency of EU markets; affect issuers' currency exchange rate risk and derivatives exposure; disrupt current contracts; cause issuers to increase spending on information technology updates required for the conversion; and result in potential adverse tax consequences. The Sponsor is unable to predict what impact, if any, the euro conversion will have on any of the Securities issued by United Kingdom companies in the International Trusts.

Hong Kong. Hong Kong, established as a British colony in the 1840's, reverted to Chinese sovereignty effective July 1, 1997. On such date, Hong Kong became a Special Administrative Region ("SAR") of China. Hong Kong's new constitution is the Basic Law (promulgated by China in 1990). Prior to July 1, 1997, the Hong Kong government followed a laissez-faire policy toward industry. There were no major import, export or foreign exchange restrictions. Regulation of business was generally minimal with certain exceptions, including regulated entry into certain sectors of the economy and a fixed exchange rate regime by which the Hong Kong dollar has been pegged to the U.S. dollar. Over the past two decades through 1996, the gross domestic product (GDP) has tripled in real terms, equivalent to an average annual growth rate of 6%. However, Hong Kong's recent economic data has not been encouraging. The full impact of the Asian financial crisis, as well as current international economic instability, is likely to continue to have a negative impact on the Hong Kong economy in the near future.

Although China has committed by treaty to preserve for 50 years the economic and social freedoms enjoyed in Hong Kong prior to the reversion, the continuation of the economic system in Hong Kong after the reversion will be dependent on the Chinese government, and there can be no assurances that the commitment made by China regarding Hong Kong will be maintained. Prior to the reversion, legislation was enacted in Hong Kong designed to extend democratic voting procedures for Hong Kong's legislature. China has expressed disagreement with this legislation, which it states is in contravention of the principles evidenced in the Basic Law of the Hong Kong SAR. The National Peoples' Congress of China has passed a resolution to the effect that the Legislative Council and certain other councils and boards of the Hong Kong Government were to be terminated on June 30, 1997. Such bodies have subsequently been reconstituted in accordance with China's interpretation of the Basic Law. Any increase in uncertainty as to the future economic and political status of Hong Kong could have a materially adverse effect on the value of the Global Target 15 Portfolio. The Sponsor is unable to predict the level of market liquidity or volatility which may occur as a result of the reversion to sovereignty, both of which may negatively impact such Trust and the value of the Units.

The currency crisis which has affected a majority of Asian markets since mid-1997 has forced Hong Kong leaders to address whether to devalue the Hong Kong dollar or maintain its peg to the U.S. dollar. During the volatile markets of 1998, the Hong Kong Monetary Authority (the "HKMA") acquired the common stock of certain Hong Kong issuers listed on the Hong Kong Stock Exchange in an effort to stabilize the Hong Kong dollar and thwart currency speculators. Government intervention may hurt Hong Kong's reputation as a free market and increases concerns that authorities are not willing to let Hong Kong's currency system function autonomously. This may undermine confidence in the Hong Kong dollar's peg to the U.S. dollar. Any downturn in economic growth or increase in the rate of inflation in China or Hong Kong could have a materially adverse effect on the value of the Global Target 15 Portfolio.

Securities prices on the Hong Kong Stock Exchange, and specifically the Hang Seng Index, can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets. For example, the Hang Seng Index declined by approximately 31% in October, 1997 as a result of speculation that the Hong Kong dollar would become the next victim of the Asian currency crisis, and in 1989, the Hang Seng Index dropped 1,216 points (approximately 58%) in early June following the events at Tiananmen Square. The Hang Seng Index gradually climbed subsequent to the events at Tiananmen Square, but fell by 181 points on October 13, 1989 (approximately 6.5%) following a substantial fall in the U.S. stock markets. During 1994, the Hang Seng Index lost approximately 31% of its value. From January through August of 1998, during a period marked by international economic instability and a global currency crisis, the Hang Seng Index declined by nearly 27%. The Hang Seng Index is subject to change and delisting of any issues may have an adverse impact on the performance of the Global Target 15 Portfolio, although delisting would not necessarily result in the disposal of the stock of these companies, nor would it prevent such Trust from purchasing additional Securities. In recent years, a number of companies, comprising approximately 10% of the total capitalization of the Hang Seng Index, have delisted. In addition, as a result of Hong Kong's reversion to Chinese sovereignty, an increased number of Chinese companies could become listed on the Hong Kong Stock Exchange, thereby changing the composition of the stock market and, potentially, the composition of the Hang Seng Index.

Exchange Rate. The International Trusts are comprised either totally or substantially of Securities that are principally traded in foreign currencies and as such, involve investment risks that are substantially different from an investment in a fund which invests in securities that are principally traded in United States dollars. The United States dollar value of the portfolio (and hence of the Units) and of the distributions from the portfolio will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies. Most foreign currencies have fluctuated widely in value against the

United States dollar for many reasons, including supply and demand of the respective currency, the rate of inflation in the respective economies compared to the United States, the impact of interest rate differentials between different currencies on the movement of foreign currency rates, the balance of imports and exports goods and services, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries.

The post-World War II international monetary system was, until 1973, dominated by the Bretton Woods Treaty which established a system of fixed exchange rates and the convertibility of the United States dollar into gold through foreign central banks. Starting in 1971, growing volatility in the foreign exchange markets caused the United States to abandon gold convertibility and to effect a small devaluation of the United States dollar. In 1973, the system of fixed exchange rates between a number of the most important industrial countries of the world, among them the United States and most Western European countries, was completely abandoned. Subsequently, major industrialized countries have adopted "floating" exchange rates, under which daily currency valuations depend on supply and demand in a freely fluctuating international market. Many smaller or developing countries have continued to "peg" their currencies to the United States dollar although there has been some interest in recent years in "pegging" currencies to "baskets" of other currencies or to a Special Drawing Right administered by the International Monetary Fund. Since 1983, the Hong Kong dollar has been pegged to the U.S. dollar. In Europe, the euro has been developed. Currencies are generally traded by leading international commercial banks and institutional investors (including corporate treasurers, money managers, pension funds and insurance companies). From time to time, central banks in a number of countries also are major buyers and sellers of foreign currencies, mostly for the purpose of preventing or reducing substantial exchange rate fluctuations.

Exchange rate fluctuations are partly dependent on a number of economic factors including economic conditions within countries, the impact of actual and proposed government policies on the value of currencies, interest rate differentials between the currencies and the balance of imports and exports of goods and services and transfers of income and capital from one country to another. These economic factors are influenced primarily by a particular country's monetary and fiscal policies (although the perceived political situation in a particular country may have an influence as well-particularly with respect to transfers of capital). Investor psychology may also be an important determinant of currency fluctuations in the short run. Moreover, institutional investors trying to anticipate the future relative strength or weakness of a particular currency may sometimes exercise considerable speculative influence on currency exchange rates by purchasing or selling large amounts of the same currency or currencies. However, over the long term, the currency of a country with a low rate of inflation and a favorable balance of trade should increase in value relative to the currency of a country with a high rate of inflation and deficits in the balance of trade.

The following tables set forth, for the periods indicated, the range of fluctuation concerning the equivalent U.S. dollar rates of exchange and end of month equivalent U.S. dollar rates of exchange for the United Kingdom pound sterling and the Hong Kong dollar:

                  Foreign Exchange Rates

       Range of Fluctuations in Foreign Currencies
                     United Kingdom
Annual           Pound Sterling/       Hong Kong/
Period           U.S. Dollar           U.S. Dollar
_____            _____________         ___________
1983             0.616-0.707           6.480-8.700
1984             0.670-0.864           7.774-8.050
1985             0.672-0.951           7.729-7.990
1986             0.643-0.726           7.768-7.819
1987             0.530-0.680           7.751-7.822
1988             0.525-0.601           7.764-7.912
1989             0.548-0.661           7.775-7.817
1990             0.504-0.627           7.740-7.817
1991             0.499-0.624           7.716-7.803
1992             0.499-0.667           7.697-7.781
1993             0.630-0.705           7.722-7.766
1994             0.610-0.684           7.723-7.750
1995             0.610-0.653           7.726-7.763
1996             0.583-0.670           7.732-7.742
1997             0.584-0.633           7.708-7.751
1998             0.584-0.620           7.735-7.749
1999             0.597-0.646           7.746-7.775

Source: Bloomberg L.P.

            End of Month Exchange Rates                           End of Month Exchange Rates
               for Foreign Currencies                         for Foreign Currencies (continued)

                   United Kingdom                                        United Kingdom
                   Pound Sterling/     Hong Kong/                        Pound Sterling/     Hong Kong/
Monthly Period     U.S. Dollar         U.S.Dollar    Monthly Period      U.S. Dollar         U.S.Dollar
___________        __________          ________      __________          __________          _______
1993:                                                1997:
 January           .673                7.734          January            .624                7.750
 February          .701                7.734          February           .614                7.744
 March             .660                7.731          March              .611                7.749
 April             .635                7.730          April              .616                7.746
 May               .640                7.724          May                .610                7.748
 June              .671                7.743          June               .600                7.747
 July              .674                7.761          July               .609                7.742
 August            .670                7.755          August             .622                7.750
 September         .668                7.734          September          .619                7.738
 October           .676                7.733          October            .598                7.731
 November          .673                7.725          November           .592                7.730
 December          .677                7.723          December           .607                7.749
1994:                                                1998:
 January           .664                7.724          January            .613                7.735
 February          .673                7.727          February           .609                7.743
 March             .674                7.737          March              .598                7.749
 April             .659                7.725          April              .598                7.747
 May               .662                7.726          May                .613                7.749
 June              .648                7.730          June               .600                7.748
 July              .648                7.725          July               .613                7.748
 August            .652                7.728          August             .595                7.749
 September         .634                7.727          September          .589                7.749
 October           .611                7.724          October            .596                7.747
 November          .639                7.731          November           .607                7.743
 December          .639                7.738          December           .602                7.746
1995:                                                1999:
 January           .633                7.732          January            .608                7.748
 February          .631                7.730          February           .624                7.748
 March             .617                7.733          March              .621                7.750
 April             .620                7.742          April              .621                7.750
 May               .630                7.735          May                .624                7.755
 June              .627                7.736          June               .634                7.758
 July              .626                7.738          July               .617                7.762
 August            .645                7.741          August             .623                7.765
 September         .631                7.732          September          .607                7.768
 October           .633                7.727          October            .608                7.768
 November          .652                7.731          November           .626                7.767
 December          .645                7.733          December           .618                7.774
1996:                                                2000:
 January           .661                7.728          January            .619                7.780
 February          .653                7.731          February           .633                7.783
 March             .655                7.734          March              .628                7.787
 April             .664                7.735          April              .645                7.789
 May               .645                7.736          May                .666                7.792
 June              .644                7.741          June               .661                7.796
 July              .642                7.735          July               .667                7.799
 August            .639                7.733          August             .691                7.799
 September         .639                7.733          September          .678                7.796
 October           .615                7.732
 November          .595                7.732
 December          .583                7.735

Source: Bloomberg L.P.

The Evaluator will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets.

However, since these markets are volatile and are constantly changing, depending on the activity at any particular time of the large international commercial banks, various central banks, large multi-national corporations, speculators and other buyers and sellers of foreign currencies, and since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the Evaluator may not be indicative of the amount in United States dollars the International Trusts would receive had the Trustee sold any particular currency in the market. The foreign exchange transactions of the International Trusts will be conducted by the Trustee with foreign exchange dealers acting as principals on a spot (i.e., cash) buying basis. Although foreign exchange dealers trade on a net basis, they do realize a profit based upon the difference between the price at which they are willing to buy a particular currency (bid price) and the price at which they are willing to sell the currency (offer price).

Litigation

Tobacco Industry. Certain of the issuers of Securities in certain Trusts may be involved in the manufacture, distribution and sale of tobacco products. Pending litigation proceedings against such issuers in the United States and abroad cover a wide range of matters including product liability and consumer protection. Damages claimed in such litigation alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, labor unions and similar entities seeking reimbursement for health care expenditures, aggregate many billions of dollars.

In November 1998, certain companies in the U.S. tobacco industry entered into a negotiated settlement with several states which would result in the resolution of significant litigation and regulatory issues affecting the tobacco industry generally. The proposed settlement, while extremely costly to the tobacco industry, would significantly reduce uncertainties facing the industry and increase stability in business and capital markets. Future litigation and/or legislation could adversely affect the value, operating revenues and financial position of tobacco companies. The Sponsor is unable to predict the outcome of litigation pending against tobacco companies or how the current uncertainty concerning regulatory and legislative measures will ultimately be resolved. These and other possible developments may have a significant impact upon both the price of such Securities and the value of Units of Trusts containing such Securities.

Concentrations


Energy Companies. The S&P Target 10 Portfolio is considered to be concentrated in companies involved in the energy industry. The business activities of these companies may include: production, generation, transmission, marketing, control, or measurement of gas and oil; the provision of component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control.



The securities of companies in the energy field are subject to changes in value and dividend yield which depend, to a large extent, on the price and supply of energy fuels. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other regulatory policies of various governments. As a result of the foregoing, the Securities in The S&P Target 10 Portfolio may be subject to rapid price volatility. The Sponsor is unable to predict what impact the foregoing factors will have on the Securities during the life of The S&P Target 10 Portfolio.



According to the U.S. Department of Commerce, the factors which will most likely shape the energy industry include the price and availability of oil from the Middle East, changes in U.S. environmental policies and the continued decline in U.S. production of crude oil. Possible effects of these factors may be increased U.S. and world dependence on oil from the Organization of Petroleum Exporting Countries ("OPEC") and highly uncertain and potentially more volatile oil prices. Factors which the Sponsor believes may increase the profitability of oil and petroleum operations include increasing demand for oil and petroleum products as a result of the continued increases in annual miles driven and the improvement in refinery operating margins caused by increases in average domestic refinery utilization rates. The existence of surplus crude oil production capacity and the willingness to adjust production levels are the two principal requirements for stable crude oil markets. Without excess capacity, supply disruptions in some countries cannot be compensated for by others. Surplus capacity in Saudi Arabia and a few other countries and the utilization of that capacity prevented, during the Persian Gulf crisis, and continues to prevent, severe market disruption. Although unused capacity contributed to market stability in 1990 and 1991, it ordinarily creates pressure to overproduce and contributes to market uncertainty. The restoration of a large portion of Kuwait and Iraq's production and export capacity could lead to such a development in the absence of substantial growth in world oil demand. Formerly, OPEC members attempted to exercise control over production levels in each country through a system of mandatory production quotas. Because of the 1990-1991 crisis in the Middle East, the mandatory system has since been replaced with a voluntary system. Production under the new system has had to be curtailed on at least one occasion as a result of weak prices, even in the absence of supplies from Kuwait and Iraq. The pressure to deviate from mandatory quotas, if they are reimposed, is likely to be substantial and could lead to a weakening of prices. In the longer term, additional capacity and production will be required to accommodate the expected large increases in world oil demand and to compensate for expected sharp drops in U.S. crude oil production and exports from the Soviet Union. Only a few OPEC countries, particularly
Saudi Arabia, have the petroleum reserves that will allow the required increase in production capacity to be attained. Given the large-scale financing that is required, the prospect that such expansion will occur soon enough to meet the increased demand is uncertain.



Declining U.S. crude oil production will likely lead to increased dependence on OPEC oil, putting refiners at risk of continued and unpredictable supply disruptions. Increasing sensitivity to environmental concerns will also pose serious challenges to the industry over the coming decade. Refiners are likely to be required to make heavy capital investments and make major production adjustments in order to comply with increasingly stringent environmental legislation, such as the 1990 amendments to the Clean Air Act. If the cost of these changes is substantial enough to cut deeply into profits, smaller refiners may be forced out of the industry entirely. Moreover, lower consumer demand due to increases in energy efficiency and conservation, gasoline reformulations that call for less crude oil, warmer winters or a general slowdown in economic growth in this country and abroad could negatively affect the price of oil and the profitability of oil companies. No assurance can be given that the demand for or prices of oil will increase or that any increases will not be marked by great volatility. Some oil companies may incur large cleanup and litigation costs relating to oil spills and other environmental damage. Oil production and refining operations are subject to extensive federal, state and local environmental laws and regulations governing air emissions and the disposal of hazardous materials. Increasingly stringent environmental laws and regulations are expected to require companies with oil production and refining operations to devote significant financial and managerial resources to pollution control. General problems of the oil and petroleum products industry include the ability of a few influential producers to significantly affect production, the concomitant volatility of crude oil prices, increasing public and governmental concern over air emissions, waste product disposal, fuel quality and the environmental effects of fossil-fuel use in general.



In addition, any future scientific advances concerning new sources of energy and fuels or legislative changes relating to the energy industry or the environment could have a negative impact on the petroleum products industry. While legislation has been enacted to deregulate certain aspects of the oil industry, no assurances can be given that new or additional regulations will not be adopted. Each of the problems referred to could adversely affect the financial stability of the issuers of any petroleum industry stocks in The S&P Target 10 Portfolio.


Healthcare Companies. The S&P Target 10 Portfolio is considered to be concentrated in common stocks of companies involved in advanced medical devices and instruments, drugs and biotech, healthcare/managed care, hospital management/health services and medical supplies have potential risks unique to their sector of the healthcare field. These companies are subject to governmental regulation of their products and services, a factor which could have a significant and possibly unfavorable effect on the price and availability of such products or services. Furthermore, such companies face the risk of increasing competition from new products or services, generic drug sales, the termination of patent protection for drug or medical supply products and the risk that technological advances will render their products obsolete. The research and development costs of bringing a drug to market are substantial, and include lengthy governmental review processes with no guarantee that the product will ever come to market. Many of these companies may have losses and may not offer certain products for several years. Such companies may also have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic. In addition, healthcare facility operators may be affected by events and conditions including among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs.

As the population of the United States ages, the companies involved in the healthcare field will continue to search for and develop new drugs, medical products and medical services through advanced technologies and diagnostics. On a worldwide basis, such companies are involved in the development and distributions of drugs, vaccines, medical products and medical services. These activities may make the healthcare and medical services sector very attractive for investors seeking the potential for growth in their investment portfolio. However, there are no assurances that the Trust's objectives will be met.

Legislative proposals concerning healthcare are proposed in Congress from time to time. These proposals span a wide range of topics, including cost and price controls (which might include a freeze on the prices of prescription drugs), national health insurance, incentives for competition in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums and promotion of pre-paid healthcare plans. The Sponsor is unable to predict the effect of any of these proposals, if enacted, on the issuers of Securities in the Trust.

Real Estate Companies. Certain Portfolios are considered to be concentrated in common stocks of companies engaged in real estate asset management, development, leasing, property sales and other related activities. See "Risk Factors" in the prospectus which will indicate, if applicable, a Trust's concentration in this industry. Investment in securities issued by these real estate companies should be made with an understanding of the many factors which may have an adverse impact on the credit quality of the particular company or industry. Generally, these include economic recession, the cyclical nature of real estate markets, competitive overbuilding, unusually adverse weather conditions, changing demographics, changes in governmental regulations (including tax laws and environmental, building, zoning and sales regulations), increases in real estate taxes or costs of material and labor, the inability to secure performance guarantees or insurance as required, the unavailability of investment capital and the inability to obtain construction financing or mortgage loans at rates acceptable to builders and purchasers of real estate. Additional risks include an inability to reduce expenditures associated with a property (such as mortgage payments and property taxes) when rental revenue declines, and possible loss upon foreclosure of mortgaged properties if mortgage payments are not paid when due.

REITs are financial vehicles that have as their objective the pooling of capital from a number of investors in order to participate directly in real estate ownership or financing. REITs are generally fully integrated operating companies that have interests in income-producing real estate. REITs are differentiated by the types of real estate properties held and the actual geographic location of properties and fall into two major categories: equity REITs emphasize direct property investment, holding their invested assets primarily in the ownership of real estate or other equity interests, while mortgage REITs concentrate on real estate financing, holding their assets primarily in mortgages secured by real estate. REITs obtain capital funds for investment in underlying real estate assets by selling debt or equity securities in the public or institutional capital markets or by bank borrowing. Thus, the returns on common equities of the REITs in which the Trust invests will be significantly affected by changes in costs of capital and, particularly in the case of highly "leveraged" REITs (i.e., those with large amounts of borrowings outstanding), by changes in the level of interest rates. The objective of an equity REIT is to purchase income-producing real estate properties in order to generate high levels of cash flow from rental income and a gradual asset appreciation, and they typically invest in properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities.

REITs are a creation of the tax law. REITs essentially operate as a corporation or business trust with the advantage of exemption from corporate income taxes provided the REIT satisfies the requirements of Sections 856 through 860 of the Internal Revenue Code. The major tests for tax-qualified status are that the REIT (i) be managed by one or more trustees or directors, (ii) issue shares of transferable interest to its owners, (iii) have at least 100 shareholders, (iv) have no more than 50% of the shares held by five or fewer individuals, (v) invest substantially all of its capital in real estate related assets and derive substantially all of its gross income from real estate related assets and (vi) distributed at least 95% of its taxable income to its shareholders each year. If any REIT in the Trust's portfolio should fail to qualify for such tax status, the related shareholders (including the Trust) could be adversely affected by the resulting tax consequences.

The underlying value of the Securities and a Trust's ability to make distributions to Unit holders may be adversely affected by changes in national economic conditions, changes in local market conditions due to changes in general or local economic conditions and neighborhood characteristics, increased competition from other properties, obsolescence of property, changes in the availability, cost and terms of mortgage funds, the impact of present or future environmental legislation and compliance with environmental laws, the ongoing need for capital improvements, particularly in older properties, changes in real estate tax rates and other operating expenses, regulatory and economic impediments to raising rents, adverse changes in governmental rules and fiscal policies, dependency on management skill, civil unrest, acts of God, including earthquakes and other natural disasters (which may result in uninsured losses), acts of war, adverse changes in zoning laws, and other factors which are beyond the control of the issuers of the REITs in a Trust.

The value of the REITs may at times be particularly sensitive to devaluation in the event of rising interest rates. Equity REITs are less likely to be affected by interest rate fluctuations than mortgage REITs and the nature of the underlying assets of an equity REIT may be considered more tangible than that of a mortgage REIT. Equity REITs are more likely to be adversely affected by changes in the value of the underlying property it owns than mortgage REITs.

REITs may concentrate investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The impact of economic conditions on REITs can also be expected to vary with geographic location and property type. Investors should be aware the REITs may not be diversified and are subject to the risks of financing projects. REITs are also subject to defaults by borrowers, self-liquidation, the market's perception of the REIT industry generally, and the possibility of failing to qualify for pass-through of income under the Internal Revenue Code, and to maintain exemption from the Investment Company Act of 1940. A default by a borrower or lessee may cause the REIT to experience delays in enforcing its right as mortgagee or lessor and to incur significant costs related to protecting its investments. In addition, because real estate generally is subject to real property taxes, the REITs in a Trust may be adversely affected by increases or decreases in property tax rates and assessments or reassessments of the properties underlying the REITs by taxing authorities. Furthermore, because real estate is relatively illiquid, the ability of REITs to vary their portfolios in response to changes in economic and other conditions may be limited and may adversely affect the value of the Units. There can be no assurance that any REIT will be able to dispose of its underlying real estate assets when advantageous or necessary.

The issuer of REITs generally maintains comprehensive insurance on presently owned and subsequently acquired real property assets, including liability, fire and extended coverage. However, certain types of losses may be uninsurable or not be economically insurable as to which the underlying properties are at risk in their particular locales. There can be no assurance that insurance coverage will be sufficient to pay the full current market value or current replacement cost of any lost investment. Various factors might make it impracticable to use insurance proceeds to replace a facility after it has been damaged or destroyed. Under such circumstances, the insurance proceeds received by a REIT might not be adequate to restore its economic position with respect to such property.

Under various environmental laws, a current or previous owner or operator of real property may be liable for the costs of removal or remediation of hazardous or toxic substances on, under or in such property. Such laws often impose liability whether or not the owner or operator caused or knew of the presence of such hazardous or toxic substances and whether or not the storage of such substances was in violation of a tenant's lease. In addition, the presence of hazardous or toxic substances, or the failure to remediate such property properly, may adversely affect the owner's ability to borrow using such real property as collateral. No assurance can be given that one or more of the REITs in a Trust may not be presently liable or potentially liable for any such costs in connection with real estate assets they presently own or subsequently acquire while such REITs are held in a Trust.

Recently, in the wake of Chinese economic development and reform, certain Hong Kong real estate companies and other investors began purchasing and developing real estate in southern China, including Beijing, the Chinese capital. By 1992, however, southern China began to experience a rise in real estate prices, increases in construction costs and a tightening of credit markets. Any worsening of these conditions could affect the profitability and financial condition of Hong Kong real estate companies and could have a materially adverse effect on the value of a Global Target 15 Portfolio.

Technology Companies. Certain Portfolios are considered to be concentrated in common stocks of technology companies. See "Risk
Factors" in the prospectus which will indicate, if applicable, a Trust's concentration in this industry.

Technology companies generally include companies involved in the development, design, manufacture and sale of computers and peripherals, software and services, data networking/communications equipment, internet access/information providers, semiconductors and semiconductor equipment and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Based on trading history of common stock, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the Securities and therefore the ability of a Unit holder to redeem Units at a price equal to or greater than the original price paid for such Units.

Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries. There can be no assurance that these customers will place additional orders, or that an issuer of Securities will obtain orders of similar magnitude as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of the Securities.

Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the Securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology. In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of Internet products and services. For example, recent proposals would prohibit the distribution of obscene, lascivious or indecent communications on the Internet. The adoption of any such laws could have a material adverse impact on the Securities in a Trust.

Like many areas of technology, the semiconductor business environment is highly competitive, notoriously cyclical and subject to rapid and often unanticipated change. Recent industry downturns have resulted, in part, from weak pricing, persistent overcapacity, slowdown in Asian demand and a shift in retail personal computer sales toward the low end, or "sub- $1,000" segment. Industry growth is dependent upon several factors, including: the rate of global economic expansion; demand for products such as personal computers and networking and communications equipment; excess productive capacity and the resultant effect on pricing; and the rate of growth in the market for low-priced personal computers.

Portfolios

      Equity Securities Selected for The Dow(sm) Target 5 Portfolio


AT&T Corp., headquartered in New York, New York, provides voice, data and video telecommunications services; regional, domestic, international and local communication transmission services; cellular telephone and other wireless services; and billing, directory and calling card services.



Caterpillar Inc., headquartered in Peoria, Illinois, makes earthmoving, construction and materials handling machinery and equipment and diesel engines; and provides various financial products and services.



Honeywell International Inc., headquartered in Morristown, New Jersey, makes products for the textiles, construction, plastics, electronics, automotive, chemicals, housing, telecommunications, utilities, packaging, military and commercial aviation industries, and for the space program.



International Paper Company, headquartered in Purchase, New York, manufactures printing and writing paper, pulp, tissue, paperboard, packaging and wood products. The company also manufactures nonwoven papers, specialty chemicals, specialty panels and laminated products. The company sells its products primarily in the United States, Europe and the Pacific Rim.



Philip Morris Companies, Inc., headquartered in New York, New York, is the world's largest producer and marketer of consumer packaged goods. Its five principal operating companies are Kraft Foods, Inc., Miller Brewing Company, Philip Morris International Inc., Philip Morris U.S.A. and Philip Morris Capital Corporation.


     Equity Securities Selected for The Dow(sm) Target 10 Portfolio


AT&T Corp., headquartered in New York, New York, provides voice, data and video telecommunications services; regional, domestic, international and local communication transmission services; cellular telephone and other wireless services; and billing, directory and calling card services.



Caterpillar Inc., headquartered in Peoria, Illinois, makes earthmoving, construction and materials handling machinery and equipment and diesel engines; and provides various financial products and services.



E.I. du Pont de Nemours & Company, headquartered in Wilmington,
Delaware, explores for, develops and produces crude oil and natural gas; makes polymers, elastomers, finishes and performance films; makes specialty fibers and chemicals; produces agricultural products; and makes electronic materials and medical products. The company participates in five principal business segments-Petroleum Operations; Polymers; Fibers; Chemicals; and Diversified Businesses.



Eastman Kodak Company, headquartered in Rochester, New York, develops, makes and sells consumer and commercial photographic imaging products. The company's products include films, photographic papers and chemicals, cameras, projectors, processing equipment, audiovisual equipment, copiers, microfilm products, applications software, printers and other equipment.



General Motors Corporation, headquartered in Detroit, Michigan, manufactures and sells cars and trucks worldwide under the trademarks "Chevrolet," "Oldsmobile," "Pontiac," "Buick," "Saturn," "Cadillac" and "GMC Trucks."



Honeywell International Inc., headquartered in Morristown, New Jersey, makes products for the textiles, construction, plastics, electronics, automotive, chemicals, housing, telecommunications, utilities, packaging, military and commercial aviation industries, and for the space program.



International Paper Company, headquartered in Purchase, New York, manufactures printing and writing paper, pulp, tissue, paperboard, packaging and wood products. The company also manufactures nonwoven papers, specialty chemicals, specialty panels and laminated products. The company sells its products primarily in the United States, Europe and the Pacific Rim.



Minnesota Mining & Manufacturing Company, headquartered in St. Paul, Minnesota, manufactures industrial, electronic, health, consumer and information-imaging products for distribution worldwide. The company's products include adhesives, abrasives, laser imagers and "Scotch" brand products.



Philip Morris Companies, Inc., headquartered in New York, New York, is the world's largest producer and marketer of consumer packaged goods. Its five principal operating companies are Kraft Foods, Inc., Miller Brewing Company, Philip Morris International Inc., Philip Morris U.S.A.

and Philip Morris Capital Corporation.



Procter & Gamble Company, headquartered in Cincinnati, Ohio, manufactures consumer products worldwide, including detergents, fabric conditioners and hard surface cleaners; products for personal cleansing, oral care, digestive health, hair and skin; paper tissue, disposable diapers, and pharmaceuticals; and shortenings, oils, snacks, baking mixes, peanut butter, coffee, drinks and citrus products.


      Equity Securities Selected for the Global Target 15 Portfolio

Dow Jones Industrial Average(sm) Companies


AT&T Corp., headquartered in New York, New York, provides voice, data

Page 14

and video telecommunications services; regional, domestic, international and local communication transmission services; cellular telephone and other wireless services; and billing, directory and calling card services.



Caterpillar Inc., headquartered in Peoria, Illinois, makes earthmoving, construction and materials handling machinery and equipment and diesel engines; and provides various financial products and services.



Honeywell International Inc., headquartered in Morristown, New Jersey, makes products for the textiles, construction, plastics, electronics, automotive, chemicals, housing, telecommunications, utilities, packaging, military and commercial aviation industries, and for the space program.



International Paper Company, headquartered in Purchase, New York, manufactures printing and writing paper, pulp, tissue, paperboard, packaging and wood products. The company also manufactures nonwoven papers, specialty chemicals, specialty panels and laminated products. The company sells its products primarily in the United States, Europe and the Pacific Rim.



Philip Morris Companies, Inc., headquartered in New York, New York, is the world's largest producer and marketer of consumer packaged goods. Its five principal operating companies are Kraft Foods, Inc., Miller Brewing Company, Philip Morris International Inc., Philip Morris U.S.A. and Philip Morris Capital Corporation.


Financial Times Industrial Ordinary Share Index Companies


British Airways Plc operates international and domestic scheduled passenger airline services, as well as a worldwide air cargo business. The company is one of the largest airlines in the world.



Imperial Chemical Industries Plc makes specialty chemicals, including adhesives, fragrance and food ingredient products, oleochemicals, catalysts, silica products and surfactants; paints and coatings; acrylics and other materials. The company also manufactures industrial chemicals such as chlorine and caustic soda; titanium pigments; and explosives.



Invensys Plc is a global electronics and engineering company operating through four divisions: Intelligent Automation, Industrial Drive Systems, Power Systems and Controls. The company's products include motors, electronic drives, compressors, position sensors and controls, power transmission products, and software and remote monitoring systems.



Marks & Spencer Plc retails consumer goods and food under the name "St. Michael." The company sells quality clothing through "Brooks Brothers" stores in the United States and Japan, sells food through its "Kings Super Markets" in the United States, and other merchandise through a chain of retail stores in Canada, Europe and Hong Kong. The company is also engaged in financial, unit trust, treasury and insurance businesses.



Tate & Lyle Plc is the holding company for an international group of companies which manufacture, refine, process, distribute and trade sweeteners, starches and their by-products. Products include white sugar, molasses and low calorie sweeteners. The company also manufactures and sells engineered sugar milling equipment and provides reinsurance services.


Hang Seng Index Companies


Amoy Properties Ltd. is a property investment company. The company's principal activities are property investment and investment holding and, through its subsidiaries, property investment for rental income, car park management and property management.



Cheung Kong Infrastructure Holdings Limited is a diversifed infrastructure company which develops, invests in and operates infrastructure projects in Hong Kong, Australia, Canada, China, the

Philippines and other countries. The company manufactures concrete, asphalt and aggregates and also operates power plants.



Hang Lung Development Company Ltd. is an investment holding company which, through its subsidiaries, is involved in property development for sale, property investment for rental income, and hotel ownership and management. The company is also involved in car park and property management operations. Through its associated companies, the company is involved in the operation of restaurants and dry cleaning businesses.



Henderson Investment Ltd. is an investment holding company. The principal activities of its subsidiaries are property development and investment, investment holding, retailing and the hotel business.



Hysan Development Co. Ltd. is an investment holding company with subsidiaries in the field of property investment, property development and capital market investment. The company's profits mainly come from commercial rental income and luxury residential property located in Hong Kong.


       Equity Securities Selected for The S&P Target 10 Portfolio


Apple Computer, Inc., headquartered in Cupertino, California, designs, makes and markets microprocessor-based personal computers and related personal computing and communicating solutions for sale mainly to education, creative, home, business and government customers.



El Paso Energy Corporation, headquartered in Houston, Texas, owns an integrated coast-to-coast natural gas pipeline system in the United States. The company operates in the areas of interstate and intrastate transportation, gathering and processing of natural gas; the marketing of natural gas, power, and other commodities; and the operation of energy infrastructure facilities worldwide.



Enron Corp., headquartered in Houston, Texas, gathers, transports and markets natural gas at wholesale; explores for and produces natural gas and crude oil; produces, purchases, transports and markets natural gas liquids, crude oil and refined petroleum products; and develops, constructs and operates natural gas-fired power plants.



HCA-The Healthcare Corporation, headquartered in Nashville, Tennessee, through subsidiaries and affiliated partnerships, is one of the leading providers of healthcare services in the United States. The company operates general, acute care and psychiatric hospitals as well as outpatient surgery centers.



Hartford Financial Services Group, Inc., headquartered in Hartford, Connecticut, writes commercial property and casualty insurance, personal automobile and homeowners coverages and a variety of life insurance plans; and reinsures third-party risks. The company's strategy is to focus on five core areas: life insurance, reinsurance, commercial lines property-casualty insurance, personal lines property-casualty insurance, and international operations.



Lehman Brothers Holdings Inc., headquartered in New York, New York, through wholly-owned Lehman Brothers Inc., provides securities underwriting, financial advisory and investment and merchant banking services, securities and commodities trading as principal and agent, and asset management to institutional, corporate, government and high-net-worth individual clients throughout the United States and the world.



Reliant Energy, Inc., headquartered in Houston, Texas, operates as a diversified international energy services. The company Retail Group consists of three natural gas utilities and one electric utility, as well as a retail marketing group, which provides unregulated retail energy products and services. The company's Wholesale Group invests in power generation projects and provides wholesale trading and marketing services as well as natural gas supply, gathering, transportation and storage.



Tenet Healthcare Corporation, headquartered in Santa Barbara,
California, owns or operates acute care hospitals and related healthcare facilities in 22 states; and holds investments in other healthcare companies.



UnitedHealth Group Incorporated, headquartered in Minnetonka, Minnesota, is aligned into six businesses which work together to provide customers with an integrated set of health and well-being products and services. These businesses include: UnitedHealthcare, Uniprise, Ovations, Specialized Care Services, Ingenix and The Center for Health Care Policy and Evaluation.



Walgreen Co., headquartered in Deerfield, Illinois, operates a nationwide chain of retail drugstores throughout the United States and Puerto Rico. The company's stores sell prescription and nonprescription drugs, general merchandise, cosmetics, liquor and beverages, toiletries and tobacco products. The company also operates two mail-order facilities.


      Equity Securities Selected for The Nasdaq Target 15 Portfolio


ADC Telecommunications, Inc., headquartered in Minnetonka, Minnesota, designs, makes and markets a broad range of products and services that enable its customers to construct and upgrade their telecommunications networks to support increasing user demand for voice, data and video services.



Adobe Systems Incorporated, headquartered in San Jose, California, develops, markets and supports computer software products and technologies that enable users to express and use information across all print and electronic media.



Altera Corporation, headquartered in San Jose, California, designs, manufactures and markets programmable logic devices and associated development tools to the telecommunications, data communications and industrial applications markets.



Amgen Inc., headquartered in Thousand Oaks, California, is a global biotechnology concern which develops, makes and markets human therapeutics based on advanced cellular and molecular biology, including a protein that stimulates red blood cell production and a protein that stimulates white blood cell production.



Apollo Group, Inc. (Class A), headquartered in Phoenix, Arizona, through subsidiaries, offers higher education programs and services for working adults at over 100 campuses and learning centers in the United States, Puerto Rico and London, England. The company offers accredited degree programs, certificate programs and customized training.



Biomet, Inc., headquartered in Warsaw, Indiana, and its subsidiaries, make and sell reconstructive and trauma devices, electrical bone growth stimulators, orthopedic support devices, operating room supplies, powered surgical instruments, general surgical instruments, arthroscopy products and craniomaxillofacial products. The company's products are used primarily by orthopedic medical specialists in both surgical and non-surgical therapy.



Genzyme Corporation (General Division), headquartered in Cambridge, Massachusetts, develops and markets specialty therapeutic, surgical and diagnostic products, pharmaceuticals and genetic diagnostic services. The company also develops, makes and markets biological products for the treatment of cartilage damage, severe burns, chronic skin ulcers and neurodegenerative diseases.



Linear Technology Corporation, headquartered in Milpitas, California, designs, makes and markets a broad line of standard high performance linear integrated circuits using silicon gate complementary metal-oxide semiconductor (CMOS), BiCMOS and bipolar and complementary bipolar wafer process technologies.



Maxim Integrated Products, Inc., headquartered in Sunnyvale, California, designs and makes linear and mixed-signal integrated circuits. The company's products include data converters, interface circuits, microprocessor-supervisors and amplifiers.



Herman Miller, Inc., headquartered in Zeeland, Michigan, designs, manufactures and sells furniture systems, products and related services primarily for offices. The company's customers also include healthcare facilities, including hospitals and clinical, industrial and educational laboratories.



Network Appliance, Inc., headquartered in Sunnyvale, California, designs, makes, markets and supports high performance network data storage devices which provide fast, simple, reliable and cost-effective file service for data-intensive network environments.



Oracle Corporation, headquartered in Redwood Shores, California, designs, develops, markets and supports computer software products with a wide variety of uses, including database management, application development, business intelligence and business applications.



PMC-Sierra, Inc., headquartered in Burnaby, British Columbia, Canada, designs, develops, markets and supports high-performance semiconductor system solutions used in broadband communications infrastructures, high-bandwidth networks and multimedia personal computers.



Sun Microsystems, Inc., headquartered in Palo Alto, California, supplies network computing products, including desktop systems, storage subsystems, network switches, servers, software, microprocessors and a full range of services and support, using the UNIX operating system.



Xilinx, Inc., headquartered in San Jose, California, designs, develops and sells complementary metal-oxide-silicon (CMOS) programmable logic devices and related design software, including field programmable gate arrays and erasable programmable logic devices.

   Equity Securities Selected for the Value Line(registered trademark)
                            Target Portfolio


ADC Telecommunications, Inc., headquartered in Minnetonka, Minnesota, designs, makes and markets a broad range of products and services that enable its customers to construct and upgrade their telecommunications networks to support increasing user demand for voice, data and video services.



BARRA, Inc., headquartered in Berkeley, California, develops, markets and supports application software and information services used to analyze, manage and trade portfolios of equity, fixed income, derivatives and other financial instruments. The company and its subsidiaries are engaged in integrated business activities that combine technology, data, software and services to help clients make investment and trading decisions.



CDW Computer Centers, Inc., headquartered in Vernon Hills, Illinois, sells microcomputer hardware and peripherals including desktop computers, notebooks and laptops, printing devices, video monitors, communication equipment, add-on boards and memory and data storage devices; accessories; networking products; and software.



Cirrus Logic, Inc., headquartered in Austin, Texas, manufactures integrated circuits for the personal computer, consumer and industrial markets. The company offers products and technologies for multimedia, wireless and wireline communications, magnetic hard disk and CD-ROM storage, and data acquisition applications.



Forward Air Corporation, headquartered in Greeneville, Tennessee, provides scheduled transportation services to air freight forwarders, fully integrated air cargo carriers and domestic and international airlines.



IMPATH Inc., headquartered in New York, New York, provides the expertise to establish correct diagnosis, accurate prognosis, treatment determination and patient follow-up, all of which are essential for making medically optimal and cost-effective cancer management decisions. The company is focused exclusively on the analysis of cancer, combining advanced technologies and medical expertise to provide patient-specific diagnostic, prognostic and treatment information to physicians involved in the treatment of cancer.



Integrated Device Technology, Inc., headquartered in Santa Clara,
California, designs, develops, makes and sells a broad range of high performance semiconductor products and modules for its key markets: data communications and telecommunications equipment; personal computers; and shared network devices.



IVAX Corporation, headquartered in Miami, Florida, researches, develops, makes and sells generic and branded pharmaceuticals. The company's business is focused primarily in oncology products, respiratory products and specialty generic pharmaceuticals.



Keithley Instruments, Inc., headquartered in Solon, Ohio, provides electrical measurement solutions to wireless communications, semiconductor and electronic component manufacturers, other high-growth areas of the electronics industry and research laboratories.



The Lamson & Sessions Co., headquartered in Cleveland, Ohio, makes and distributes a broad line of thermoplastic electrical, telecommunication and engineered sewer products; and distributes a wide variety of consumer electrical wiring devices. The company's products are sold mainly to national and regional electrical distributors, power utilities, regional Bell operating companies and other telecommunications providers, national and regional retailers, and government and private builders of sewer and drainage systems.



Mercury Interactive Corporation, headquartered in Sunnyvale, California, develops, markets and supports a family of automated client/server and Web-based system (Internet and intranets) tools for testing business-critical enterprise applications.



Micrel, Incorporated, headquartered in San Jose, California, designs, develops, manufactures and markets a range of high performance analog integrated circuits that are used in a wide variety of electronic products, including those in the communications, computer and industrial markets.



Mitchell Energy & Development Corp., headquartered in The Woodlands, Texas, produces natural gas and oil, and gathers and markets natural gas liquids in Texas, Louisiana and Oklahoma.



Newport Corporation, headquartered in Irvine, California, designs, makes and markets components and systems which enhance productivity and capabilities of automated assembly and test and measurement for high precision manufacturing and engineering applications. The company's products are used in semiconductor manufacturing and testing, fiber optic communications and other commercial applications that require ever increasing higher-precision and tighter tolerances.

Oakley, Inc., headquartered in Foothill Ranch, California, designs, makes and distributes high-performance eyewear and athletic equipment used by a variety of athletes such as skiers, cyclists, runners, surfers, golfers, tennis and baseball players, and motocross riders, as well as for the nonsports market.



Oracle Corporation, headquartered in Redwood Shores, California, designs, develops, markets and supports computer software products with a wide variety of uses, including database management, application development, business intelligence and business applications.



Orthodontic Centers of America, Inc., headquartered in Ponte Vedra Beach, Florida, develops and manages orthodontic practices located in 41 states. The company's services include operations, financial, marketing and administrative services provided to the orthodontic centers.



Oxford Health Plans, Inc., headquartered in Trumbull, Connecticut, provides health benefit plans including point-of-service Freedom and Liberty Plans, traditional health maintenance organizations, dental plans and third party employer funded benefit plans in Connecticut, Florida, Illinois, New Hampshire, New Jersey, New York and Pennsylvania.



Plantronics, Inc., headquartered in Santa Cruz, California, designs, makes and sells lightweight communication headsets which can be worn over the head or on either ear; and makes and sells amplified telephone handsets and specialty telephones for hearing impaired users, and noise-canceling handsets for use in high-noise environments.



Plexus Corp., headquartered in Neenah, Wisconsin, provides product realization services to original equipment manufacturers in the computer, medical, industrial, telecommunications and transportation electronics industries.



Quest Diagnostics Incorporated, headquartered in Teterboro, New Jersey, provides diagnostic testing, information and services to physicians, hospitals, managed care organizations, employers and government agencies. The wide variety of tests performed on human tissue and fluids help doctors and hospitals diagnose, treat and monitor disease. The company also conducts research, specializes in esoteric testing using genetic screening and other advanced technologies, performs clinical studies testing, and manufactures and distributes diagnostic test kits and instruments.



Robert Half International Inc., headquartered in Menlo Park, California, provides temporary and permanent personnel in the fields of accounting and finance. The company also provides administrative and office personnel, paralegal, legal administrative and other legal support positions, and temporary information technology professionals.



Universal Health Services, Inc. (Class B), headquartered in King of Prussia, Pennsylvania, owns and operates acute care hospitals, behavioral health centers and women's hospitals; and operates/manages surgery and radiation oncology centers.



Waters Corporation, headquartered in Milford, Massachusetts, makes, distributes and provides high performance liquid chromatography ("HPLC") instruments, chromatography columns and other consumables, and related service.



Xilinx, Inc., headquartered in San Jose, California, designs, develops and sells complementary metal-oxide-silicon (CMOS) programmable logic devices and related design software, including field programmable gate arrays and erasable programmable logic devices.


       Equity Securities Selected for The Dow(sm) DART 5 Portfolio


The Boeing Company, headquartered in Seattle, Washington, produces and markets commercial jet transports and provides related support services, principally to commercial customers. The company also develops, produces, modifies and supports military aircraft and helicopters and related systems, and electronic, space and missile systems.



Eastman Kodak Company, headquartered in Rochester, New York, develops, makes and sells consumer and commercial photographic imaging products. The company's products include films, photographic papers and chemicals, cameras, projectors, processing equipment, audiovisual equipment, copiers, microfilm products, applications software, printers and other equipment.



Hewlett-Packard Company, headquartered in Palo Alto, California, designs, makes and services equipment and systems for measurement, computation and communications including computer systems, personal computers, printers, calculators, electronic test equipment, medical electronic equipment, electronic components and instrumentation for chemical analysis.



Minnesota Mining & Manufacturing Company, headquartered in St. Paul, Minnesota, manufactures industrial, electronic, health, consumer and information-imaging products for distribution worldwide. The company's products include adhesives, abrasives, laser imagers and "Scotch" brand products.



Philip Morris Companies, Inc., headquartered in New York, New York, is the world's largest producer and marketer of consumer packaged goods. Its five principal operating companies are Kraft Foods, Inc., Miller Brewing Company, Philip Morris International Inc., Philip Morris U.S.A. and Philip Morris Capital Corporation.


      Equity Securities Selected for The Dow(sm) DART 10 Portfolio


The Boeing Company, headquartered in Seattle, Washington, produces and markets commercial jet transports and provides related support services, principally to commercial customers. The company also develops, produces, modifies and supports military aircraft and helicopters and related systems, and electronic, space and missile systems.



Caterpillar Inc., headquartered in Peoria, Illinois, makes earthmoving, construction and materials handling machinery and equipment and diesel engines; and provides various financial products and services.



E.I. du Pont de Nemours & Company, headquartered in Wilmington,
Delaware, explores for, develops and produces crude oil and natural gas; makes polymers, elastomers, finishes and performance films; makes specialty fibers and chemicals; produces agricultural products; and makes electronic materials and medical products. The company participates in five principal business segments-Petroleum Operations; Polymers; Fibers; Chemicals; and Diversified Businesses.



Eastman Kodak Company, headquartered in Rochester, New York, develops, makes and sells consumer and commercial photographic imaging products. The company's products include films, photographic papers and chemicals, cameras, projectors, processing equipment, audiovisual equipment, copiers, microfilm products, applications software, printers and other equipment.



General Motors Corporation, headquartered in Detroit, Michigan, manufactures and sells cars and trucks worldwide under the trademarks "Chevrolet," "Oldsmobile," "Pontiac," "Buick," "Saturn," "Cadillac" and "GMC Trucks."



Hewlett-Packard Company, headquartered in Palo Alto, California, designs, makes and services equipment and systems for measurement, computation and communications including computer systems, personal computers, printers, calculators, electronic test equipment, medical electronic equipment, electronic components and instrumentation for chemical analysis.



Merck & Co., Inc., headquartered in Whitehouse Station, New Jersey, is a leading pharmaceutical concern that discovers, develops, makes and markets a broad range of human and animal health products and services. The company also administers managed prescription drug programs.



Minnesota Mining & Manufacturing Company, headquartered in St. Paul, Minnesota, manufactures industrial, electronic, health, consumer and information-imaging products for distribution worldwide. The company's products include adhesives, abrasives, laser imagers and "Scotch" brand products.



Philip Morris Companies, Inc., headquartered in New York, New York, is the world's largest producer and marketer of consumer packaged goods. Its five principal operating companies are Kraft Foods, Inc., Miller Brewing Company, Philip Morris International Inc., Philip Morris U.S.A. and Philip Morris Capital Corporation.



United Technologies Corporation, headquartered in Hartford, Connecticut, makes Pratt & Whitney aircraft jet engines and spare parts; Otis elevators and escalators; Carrier heating, ventilating and air conditioning equipment; automotive products and systems; Sikorsky helicopters; and Hamilton Sundstrand aerospace systems.


We have obtained the foregoing company descriptions from sources we deem reliable. We have not independently verified the provided information either in terms of accuracy or completeness.